EXECUTION COPY



                               SECURITIES PURCHASE

                                    AGREEMENT




                          DATED AS OF JANUARY 30, 2006




                                      AMONG




                              STRONG TECHNICAL INC.


                         FALCON LINK INVESTMENT LIMITED



                                       AND



                       THE PURCHASERS LISTED ON EXHIBIT A



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                                TABLE OF CONTENTS
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                                                                                                              PAGE
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
ARTICLE I        Purchase and Sale of Preferred Stock and Warrants.............................................1
         Section 1.1    Purchase and Sale of Preferred Stock and Warrants......................................1
         Section 1.2    The Closing............................................................................1
         Section 1.3    Conversion Shares and Warrant Shares...................................................2

ARTICLE II       Representations and Warranties................................................................2
         Section 2.1    Representations and Warranties Relating to the Company.................................2
         Section 2.2    Representations and Warranties Relating to Falcon.....................................13
         Section 2.3    Representations and Warranties of the Purchasers......................................20

ARTICLE III      Covenants....................................................................................22
         Section 3.1    Consummation of the Exchange..........................................................22
         Section 3.2    Disclosure of Transactions and Other Material Information.............................22
         Section 3.3    Registration under Exchange Act.......................................................23
         Section 3.4    Inspection Rights.....................................................................23
         Section 3.5    Compliance with Laws..................................................................23
         Section 3.6    Keeping of Records and Books of Account...............................................24
         Section 3.7    Other Agreements......................................................................24
         Section 3.8    Reservation of Shares.................................................................24
         Section 3.9    Non-public Information................................................................24
         Section 3.10   Nasdaq or Exchange Listing............................................................24
         Section 3.11   Subsequent Registrations..............................................................24
         Section 3.12   Make Good Escrow Shares...............................................................24
         Section 3.13   New York City Agency..................................................................24

ARTICLE IV       Conditions...................................................................................25
         Section 4.1    Conditions Precedent to the Obligation of the Company to
                        Close and to Sell the Shares and Warrants.............................................25
         Section 4.2    Conditions Precedent to the Obligation of the Purchasers to
                        Close and to Purchase the Shares and Warrants.........................................25

ARTICLE V        Certificate Legend...........................................................................28
         Section 5.1    Legend................................................................................28

ARTICLE VI       Termination..................................................................................29
         Section 6.1    Termination of Obligations to Effect Closing..........................................29
         Section 6.2    Effect of Termination.................................................................30

ARTICLE VII      Indemnification..............................................................................30
         Section 7.1    General Indemnity.....................................................................30
         Section 7.2    Indemnification Procedure.............................................................30
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                                       -i-
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                                TABLE OF CONTENTS
                                   (continued)
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
ARTICLE VIII     Miscellaneous................................................................................31
         Section 8.1    Fees and Expenses.....................................................................31
         Section 8.2    Specific Enforcement; Consent to Jurisdiction.........................................32
         Section 8.3    Entire Agreement; Amendment...........................................................32
         Section 8.4    Notices...............................................................................33
         Section 8.5    Waivers...............................................................................34
         Section 8.6    Headings..............................................................................34
         Section 8.7    Successors and Assigns................................................................34
         Section 8.8    No Third Party Beneficiaries..........................................................34
         Section 8.9    Governing Law.........................................................................34
         Section 8.10   Survival..............................................................................34
         Section 8.11   Counterparts..........................................................................35
         Section 8.12   Publicity.............................................................................35
         Section 8.13   Severability..........................................................................35
         Section 8.14   Further Assurances....................................................................35
         Section 8.15   Independent Nature of Purchaser's Obligations and Rights..............................35
         Section 8.16   Consent to Jurisdiction and Service of Process........................................36
         Section 8.17   Notification Under Certification of Designation.......................................37
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                                      -ii-

                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT this ("AGREEMENT"), dated as of January 30, 2006, by and among Strong Technical Inc., a Delaware corporation (the "COMPANY"), Falcon Link Investment Limited, a corporation formed under the laws of the British Virgin Islands ("FALCON"), and the entities listed on EXHIBIT A hereto (each a "PURCHASER" and collectively, the "PURCHASERS"), for the purchase and sale to the Purchasers of shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "PREFERRED STOCK"), and warrants to purchase shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK").

         The parties hereto agree as follows:

                                    ARTICLE I

                PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS

         Section 1.1 PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, an aggregate of 6,900,000 shares of Preferred Stock (the "SHARES") and warrants to purchase an aggregate of 121,954,050 shares of Common Stock, in substantially the form attached hereto as EXHIBIT B (the "WARRANTS"). The Shares and the Warrants shall be sold as units consisting of two shares of Preferred Stock and one Warrant at a price per unit of $8.00, for an aggregate purchase price of $27,600,000 (the "PURCHASE PRICE"). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), including Regulation D ("REGULATION D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder. The Preferred Stock shall have such powers, preferences and rights, and the qualifications, limitations or restrictions thereof, as set forth in the Certificate of Designation of Rights and Preferences of Series A Preferred Stock attached hereto as EXHIBIT D (the "CERTIFICATE OF DESIGNATIONS"), subject to the applicable terms and conditions of this Agreement and the Registration Rights Agreement (as defined below).

         Section 1.2 THE CLOSING. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the number of Shares and Warrants set forth opposite their respective names on EXHIBIT A. The closing of the purchase and sale of the Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement (the "Closing") shall take place (i) at the offices of Pryor Cashman Sherman & Flynn LLP located at 410 Park Avenue, New York, New York 10022 at 10:00 a.m., New York time, on or before January 30, 2006, PROVIDED, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such other date as the Purchasers and the Company may agree (the "CLOSING DATE").

         Section 1.3 CONVERSION SHARES AND WARRANT SHARES. The Company has authorized and reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, out of its authorized but unissued Common Stock or its Common Stock held in treasury, a number of shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the conversion of the Shares and the exercise of the Warrants. The Company shall, from time to time, in accordance with the Delaware General Corporation Law, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all Shares at the time outstanding, subject, however, to stockholder approval. If any shares of Common Stock required to be reserved for issuance upon conversion of the Shares or exercise of the Warrants hereunder require registration with or approval of any governmental authority under any federal or state law before the shares may be issued, the Company will cause the shares to be so registered and approved. All shares of Common Stock delivered upon conversion of the Shares or exercise of the Warrants shall, upon delivery, be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue thereof. Any shares of Common Stock issuable upon conversion of the Shares (and such shares when issued) are herein referred to as the "CONVERSION SHARES". Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "WARRANT SHARES". The Shares, the Conversion Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the "SECURITIES".

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares and the Warrants, the Company and Falcon hereby jointly and severally make the following representations and warranties to the Purchasers:

                  (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, assets, prospects or financial condition of the

Company or, following consummation of the Exchange (as defined in Section 3.1), the Company and its Subsidiaries, taken as a whole, and which is material to such entity or other entities controlling or controlled by such entity or the Company or which is likely to materially hinder the performance by the Company, Falcon or any Subsidiary of its obligations hereunder and under the other Transaction Documents (as defined in Section 2.1(b) hereof) and the Exchange Documents (as defined in Section 2.1(b) hereof).

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the
Registration Rights Agreement, the Warrants, and the other agreements and documents contemplated hereby and thereby and executed by the Company or to which the Company is a party (collectively, the "TRANSACTION DOCUMENTS"), and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Share Exchange Agreement dated as of January 30, 2006 (the "EXCHANGE AGREEMENT") between the Company, Falcon and the stockholders of Falcon and the other agreements and documents contemplated thereby and executed by the Company or to which the Company is party (collectively, the "EXCHANGE DOCUMENTS"). The execution, delivery and performance of the Transaction Documents and the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement and the Exchange Agreement has been duly executed and delivered by the Company. The other Transaction Documents and Exchange Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents and the Exchange Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles or remedies of general application.

                  (c) CAPITALIZATION. The authorized capital stock of the Company and the shares thereof issued and outstanding as of January 30, 2006, after giving effect to the shares of capital stock to be issued in the Exchange, are set forth on SCHEDULE 2.1(c) hereto. All of the outstanding shares of the Company's Common Stock and any other security of the Company have been duly and validly authorized and, to the extent applicable, are validly issued, fully paid and non-assessable. Except as set forth on SCHEDULE 2.1(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth on SCHEDULE 2.1(c) hereto or in any Commission Documents (as defined in Section 2.1(f) below) and except for the Transaction Documents and the Exchange Documents, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as provided on SCHEDULE 2.1(c) hereto and except as disclosed in any Commission Documents, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on SCHEDULE 2.1(c) or in any Commission

Documents, the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on SCHEDULE 2.1(c) hereto or disclosed or in any Commission Documents, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and to the best knowledge of the Company, no holder of such securities has a right of rescission or has made or threatened to make a claim for rescission or damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "CERTIFICATE"), and the Company's Bylaws as in effect on the date hereof (the "BYLAWS").

                  (d) ISSUANCE OF SECURITIES. The Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of first refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Preferred Stock. The Shares have the relative rights, powers and privileges set forth in the Certificate of Designations. When the Conversion Shares are issued in accordance with the terms of the Preferred Stock, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock. When the Warrant Shares are issued and paid for in accordance with the terms of the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

                  (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents and the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Certificate or Bylaws or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company's properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which any of their respective properties or assets are bound (in each case, after giving effect to the Exchange), or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (in each case, after giving effect to the Exchange), except, in the case of (i) above and in all cases other than violations pursuant to clause (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations, which singularly or in the aggregate, do not and will not have a Material Adverse Effect. The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Exchange Documents or the Transaction Documents or issue and sell the Shares, the Conversion Shares, the Warrants or the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the "COMMISSION") or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto or thereto).

                  (f) COMMISSION DOCUMENTS; COMMISSION FILINGS; FINANCIAL STATEMENTS. The Common Stock is not currently registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), but the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act, including, but not limited to, current reports on Form 8-K (and all of the foregoing, including filings incorporated by reference therein, filed prior to the date hereof being referred to herein as the "COMMISSION DOCUMENTS"). At the time of its filing, the Company's Form 10-QSB for the fiscal quarter ended December 31, 2005 (the "FORM 10-Q") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-Q did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of its filing, the Company's Form 10-KSB for the fiscal year ended June 30, 2005 (the "FORM 10-K") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-K did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (g) SUBSIDIARIES. SCHEDULE 2.1(g) hereto sets forth each Subsidiary of the Company after giving effect to the Exchange, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "SUBSIDIARY" shall mean, with respect to any corporation or other entity, any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such corporation or other entity and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each such Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any such Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any such Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any such Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on SCHEDULE 2.1(g) hereto. Except as set forth on SCHEDULE 2.1(g) hereto, neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

                  (h) NO MATERIAL ADVERSE CHANGE. Since December 31, 2005, no event or condition has occurred which has had or could reasonably be expected to have a Material Adverse Effect.

                  (i) NO UNDISCLOSED LIABILITIES. The Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those set forth on the balance sheet included in the Form 10-Q or incurred in the ordinary course of the Company's business since December 31, 2005, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

                  (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since December 31, 2005, except as disclosed in the Commission Documents, no event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

                  (k) INDEBTEDNESS. Except as disclosed in the Commission Documents, as of the date hereof, there is no outstanding secured and unsecured Indebtedness of the Company, or Indebtedness for which the Company has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (i) any liabilities for borrowed money in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (ii) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others in excess of $100,000, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (iii) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed in any Commission Documents, the Company is not in default with respect to any Indebtedness.

                  (l) TITLE TO ASSETS. The Company has good and marketable title to all of its real and personal property, if any, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those disclosed in any Commission Documents or such that, individually or in the aggregate, do not have a Material Adverse Effect.

                  (m) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or any of the other Transaction Documents or any of the Exchange Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of its properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which, individually or in the aggregate, would have a Material Adverse Effect.

                  (n) COMPLIANCE WITH LAW. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (o) TAXES. The Company has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

                  (p) CERTAIN FEES. The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

                  (q) DISCLOSURE. To the best of the Company's knowledge, neither this Agreement nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (r) INTELLECTUAL PROPERTY. SCHEDULE 2.1(r) contains a complete and correct list of all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing held by the Company (collectively, the "PROPRIETARY RIGHTS"). The Company owns or possesses all the Proprietary Rights which are necessary for the conduct of its business as now conducted without any conflict with the rights of others. As of the date of this Agreement, the Company has not received any written notice that any Proprietary Rights have been declared unenforceable or otherwise invalid by any court or governmental agency, and there is, to the knowledge of the Company, no material existing infringement, misuse or misappropriation of any Proprietary Rights by others that could have a Material Adverse Effect. The Company has not received any written notice alleging that the operation of the business of the Company infringes in any material respect upon the intellectual property rights of others.

                  (s) ENVIRONMENTAL COMPLIANCE. Except as disclosed in the Commission Documents, the Company has obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any U.S. Environmental Laws. The Company has no permits, licenses and other authorizations issued under any U.S. Environmental Laws. "U.S. ENVIRONMENTAL LAWS" shall mean all U.S. Federal or state laws applicable to the Company relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all U.S. Environmental Laws and used in its business, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. The Company is also in compliance with all other limitations, restrictions, conditions, standards,
requirements,   schedules   and   timetables   required  or  imposed  under  all
Environmental

Laws where non-compliance could have a Material Adverse Effect. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect or as disclosed in the Commission Documents, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing or that may give rise to any Environmental Liabilities, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any U.S. Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "ENVIRONMENTAL LIABILITIES" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) currently in existence or arising hereafter and which arise under or relate to any U.S. Environmental Law.

                  (t) BOOKS  AND  RECORDS;  INTERNAL  ACCOUNTING  CONTROLS.  The
books, records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

                  (u) MATERIAL AGREEMENTS. Except for the Transaction Documents, the Exchange Documents or as disclosed in the Commission Documents, or those that are included as exhibits to the Commission Documents, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission if the Company were registering securities under the Securities Act (collectively, "MATERIAL AGREEMENTS"). Except as set forth in the Commission Documents, the Company has in all material respects performed all the obligations required to be performed by the Company to date under the foregoing agreements, has received no notice of default and, to the best of the Company's knowledge, is not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement (other than the Certificate of Designation with respect to the Preferred Stock, this Agreement or any other Transaction Document(s)), commitment, obligation (other than any obligation imposed by state law), plan or arrangement of the Company limits or shall limit the payment of dividends on its Common Stock.

                  (v) TRANSACTIONS WITH AFFILIATES. There are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) the Company or any of its customers or suppliers, on the one hand, and (ii) on the other hand, any officer, employee, consultant or director of the Company, or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder.

                  (w) SECURITIES ACT OF 1933. Assuming the accuracy and completeness of the representations, warranties and covenants of the Purchasers contained herein, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares, the Conversion Shares, the Warrants and the Warrant Shares hereunder, and no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under this Agreement. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to require registration of the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-1 promulgated under the Securities Act. Except as set forth on
SCHEDULE 2.1(w) hereto, the Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) GOVERNMENTAL APPROVALS. Except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of this Agreement and the other Transaction Documents or the Exchange Documents, the issuance of the Shares and the Warrants, or, except as set forth in this Agreement or any other Transaction Document, for the performance by the Company of its obligations under the Transaction Documents or the Exchange Documents.

                  (y) EMPLOYEES. The Company has no employees.

                  (z) ABSENCE OF CERTAIN DEVELOPMENTS. Except as set forth in the Commission Documents, since December 31, 2005, the Company has not:

                       (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                       (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's business;

                       (iii) discharged or satisfied any material lien or encumbrance or paid a material amount of any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                       (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                       (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                       (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, which sale, assignment or transfer has had a Material Adverse Effect, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or their representatives;

                       (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                       (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;


                       (ix) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

                       (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                       (xi) made charitable contributions or pledges in excess of $25,000; (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                       (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

                       (xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

                  (aa) USE OF PROCEEDS. Except as set forth on SCHEDULE 2.1(AA), the proceeds from the sale of the Shares and the Warrants will be used by the Company and its Subsidiaries for working capital purposes and, except as set forth on SCHEDULE 2.1(AA), shall not be used to repay any outstanding Indebtedness or any loans to any officer, director, affiliate or insider of the Company or any Subsidiary (after giving effect to the Exchange).

                  (bb) PUBLIC UTILITY HOLDING COMPANY ACT AND INVESTMENT COMPANY ACT STATUS. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing and after giving effect to the Exchange will not be, an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (cc) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company which is or would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that, if any Purchaser, or any person or entity that owns a beneficial interest in any Purchaser, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(cc), the term "PLAN" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

                  (dd) PRESS RELEASES. The press releases, if any, disseminated by the Company during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (ee) SOLVENCY. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing and the consummation of the Exchange shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted, and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (ff) LISTING AND MAINTENANCE REQUIREMENTS. Except as specified in the Commission Documents, the Company has not, in the two years preceding the date hereof, received notice from any trading market to the effect that the
Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the trading market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under this Agreement does not contravene the rules and regulations of the trading market on which the Common Stock is currently listed or quoted.

                  (gg) APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (hh) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

         Section 2.2 REPRESENTATIONS AND WARRANTIES RELATING TO FALCON. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares and Warrants, the Company and Falcon hereby jointly and severally make the following representations and warranties to the Purchasers:

                  (a) ORGANIZATION, GOOD STANDING AND POWER. Falcon is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Falcon and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.

                  (b)  AUTHORIZATION;  ENFORCEMENT.  Falcon  has  the  requisite corporate power and authority to enter into and perform this Agreement and the Exchange Agreement. The execution, delivery and performance of this Agreement and the Exchange Agreement by Falcon and the consummation by Falcon of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of Falcon or its Board of Directors or stockholders is required. Each of this Agreement and the Exchange Agreement has been duly executed and delivered by Falcon. Each of this Agreement and the Exchange Agreement constitutes a valid and binding obligation of Falcon enforceable against Falcon in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles or remedies of general application.

                  (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Exchange Agreement by Falcon and the consummation by Falcon of the transactions contemplated hereby and thereby, including the Exchange, do not and will not (i) violate any provision of the charter or bylaws of Falcon or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Falcon or any of its Subsidiaries is a party or by which Falcon or any of its Subsidiaries' respective properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of Falcon or any of its Subsidiaries under any agreement or any commitment to which Falcon or any of its Subsidiaries is a party or by which Falcon or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Falcon or any of its Subsidiaries or by which any property or asset of Falcon or any of its Subsidiaries is bound or affected, except, in all cases other than violations pursuant to clause (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of Falcon and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which, singularly or in the aggregate, do not and will not have a Material Adverse Effect. Neither Falcon nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver, perform any of its obligations under the this Agreement or the Exchange Agreement or consummate the Exchange.

                  (d) FINANCIAL STATEMENTS. As of their respective dates, the financial statements of Henan Zhongpin Food Share Co., Ltd. annexed hereto as Exhibit G (the "FALCON FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of Henan Zhongpin Food Share Co., Ltd. as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (e) SUBSIDIARIES. SCHEDULE 2.2(e) hereto sets forth each Subsidiary of Falcon, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither Falcon nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither Falcon nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

                  (f) NO MATERIAL ADVERSE CHANGE. Since September 30, 2005, no event or condition has occurred with respect to Falcon and/or its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect, except as disclosed on SCHEDULE 2.2(f) hereto.

                  (g)  NO  UNDISCLOSED  LIABILITIES.   Except  as  disclosed  on
SCHEDULE 2.2(g) hereto, neither Falcon nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those set forth on the balance sheet as of September 30, 2005 included in the Falcon Financial Statements or incurred in the ordinary course of Falcon's or its Subsidiaries respective businesses since September 30, 2005, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on Falcon or its Subsidiaries.

                  (h) INDEBTEDNESS. SCHEDULE 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of Falcon or any Subsidiary of Falcon, or for which Falcon or any Subsidiary of Falcon has commitments, which Indebtedness is not disclosed in the Falcon Financial Statements. Neither Falcon nor any Subsidiary of Falcon is in default with respect to any Indebtedness.

                  (i) TITLE TO ASSETS. Each of Falcon and its Subsidiaries has and, after giving effect to the Exchange will continue to have, good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated on SCHEDULE 2.2(i) hereto or such that, individually or in the aggregate, do not have a Material Adverse Effect. All material leases of Falcon and each of its Subsidiaries are valid and subsisting and in full force and effect.

                  (j) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Falcon, threatened against Falcon or any of its Subsidiaries which questions the validity of this Agreement or any of the other Transaction Documents, any of the Exchange Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Falcon, threatened against or involving Falcon, any Subsidiary of Falcon or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against Falcon or any Subsidiary of Falcon or any officers or directors of Falcon or any Subsidiary of Falcon in their capacities as such, which individually, or in the aggregate, would have a Material Adverse Effect.

                  (k) COMPLIANCE WITH LAW. The business of Falcon and its Subsidiaries has been and is presently being conducted in accordance with all applicable governmental laws, rules, regulations and ordinances, except as set forth on SCHEDULE 2.2(k) hereto or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. Falcon and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (l) TAXES. Except as set forth on SCHEDULE 2.2(l) hereto, Falcon and each of its Subsidiaries has accurately prepared and filed all governmental and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of Falcon and its Subsidiaries for all current taxes and other charges to which Falcon or any Subsidiary is subject and which are not currently due and payable. Falcon has no knowledge of any additional assessments, adjustments or contingent tax liability of any nature whatsoever, whether pending or threatened against Falcon or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

                  (m) CERTAIN FEES. Except as set forth on SCHEDULE 2.1(p) hereto, Falcon has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

                  (n) DISCLOSURE. To the best of Falcon's knowledge, neither this Agreement nor any Exchange Document nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of Falcon or any Subsidiary in connection with the transactions contemplated by this Agreement or the Exchange Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (o) INTELLECTUAL PROPERTY. SCHEDULE 2.1(r) contains a complete and correct list of all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing held by Falcon or any of its Subsidiaries (collectively, the "FALCON PROPRIETARY RIGHTS"). Falcon and each of its Subsidiaries owns or possesses and, after giving effect to the Exchange will continue to own or possess, all the Falcon Proprietary Rights which are necessary for the conduct of its business as now conducted without any conflict with the rights of others. Except as disclosed on SCHEDULE 2.2(o) hereto, (i) as of the date of this Agreement, neither Falcon nor any of its Subsidiaries has received any written notice that any Falcon Proprietary Rights have been declared unenforceable or otherwise invalid by any court or governmental agency or will become unenforceable or otherwise invalid as a result of the Exchange, and (ii) as of the date of this Agreement, there is, to the knowledge of the Company, no material existing infringement, misuse or misappropriation of any Falcon Proprietary Rights by others that could have a Material Adverse Effect. Neither Falcon nor any of its Subsidiaries has received any written notice alleging that the operation of the business of Falcon or any of its Subsidiaries infringes in any material respect upon the intellectual property rights of others.

                  (p) ENVIRONMENTAL COMPLIANCE. Except as disclosed on SCHEDULE 2.2(p) hereto, Falcon and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Falcon Environmental Laws for the operation of their respective businesses as currently conducted and for the consummation of the Exchange. SCHEDULE 2.2(p) hereto sets forth all material permits, licenses and other authorizations issued under any Falcon Environmental Laws to Falcon or its Subsidiaries. "FALCON ENVIRONMENTAL LAWS" shall mean all governmental laws applicable to Falcon or any of its Subsidiaries relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on SCHEDULE 2.2(p) hereto, Falcon has, and after giving effect to the Exchange will continue to have, all necessary governmental approvals required under all Falcon Environmental Laws and used in its business or in the business of any of its Subsidiaries, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. Falcon and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Falcon Environmental Laws where non-compliance could have a Material Adverse Effect. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting Falcon or its Subsidiaries that violate or may violate any Falcon Environmental Law after the Closing or that may give rise to any Environmental Liabilities, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Falcon Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "FALCON ENVIRONMENTAL LIABILITIES" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) currently in existence or arising hereafter and which arise under or relate to any Falcon Environmental Law.

                  (q) BOOKS  AND  RECORDS;  INTERNAL  ACCOUNTING  CONTROLS.  The
books, records and documents of Falcon and its Subsidiaries accurately reflect in all material respects the information relating to the business of Falcon and its Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of Falcon or its Subsidiary of Falcon. Falcon and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Falcon's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

                  (r) MATERIAL AGREEMENTS. Except for the Transaction Documents, the Exchange Documents or as set forth on SCHEDULE 2.2(r) hereto, neither Falcon nor any Subsidiary of Falcon is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission if Falcon or any Subsidiary of Falcon were registering securities under the Securities Act (collectively, "FALCON MATERIAL AGREEMENTS"). Except as set forth on SCHEDULE 2.2(r) hereto, Falcon and each Subsidiary of Falcon has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of Falcon's and the Company's knowledge, are not now, and after giving effect to the Exchange will not be, in default under any Falcon Material Agreement now in effect, the result of which could cause a Material Adverse Effect.

                  (s)  TRANSACTIONS  WITH  AFFILIATES.  Except  as set  forth on
SCHEDULE 2.2(s) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) Falcon, any Subsidiary of Falcon or any of their respective its customers or suppliers, on the one hand, and (ii) on the other hand, any officer, employee, consultant or director of Falcon, or any of its Subsidiaries, or any person owning any capital stock of Falcon or any Subsidiary of Falcon or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder.

                  (t) EMPLOYEES. Neither Falcon nor any Subsidiary of Falcon has any collective bargaining arrangements or agreements covering any of its employees. Neither Falcon nor any Subsidiary of Falcon has, and after giving effect to the Exchange will not have, any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by Falcon or such Subsidiary. Since September 30, 2005, no officer, consultant or key employee of Falcon or any Subsidiary of Falcon whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of Falcon, has any present intention of terminating his or her employment or engagement with Falcon or any Subsidiary of Falcon.

                  (u)  ABSENCE OF CERTAIN  DEVELOPMENTS.  Except as set forth on
SCHEDULE 2.2(u) hereto, since September 30, 2005, neither Falcon nor any Subsidiary has:

                       (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                       (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of Falcon's or such Subsidiary's business;

                       (iii) discharged or satisfied any material lien or encumbrance or paid a material amount of any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                       (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                       (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                       (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, which sale, assignment or transfer has had a Material Adverse Effect, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or their representatives;

                       (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                       (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                       (ix) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

                       (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                       (xi) made charitable contributions or pledges in excess of $25,000;

                       (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                       (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

                       (xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

                  (v) PRESS RELEASES. The press releases, if any, disseminated by Falcon during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (w) NO ADDITIONAL AGREEMENTS. Falcon does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement. Other than the Exchange Documents, true and complete copies of which have been provided to the Purchasers, Falcon does not have any agreement or understanding with the Company or any other person or entity with respect to the Exchange or the transactions contemplated thereby.

         Section 2.3 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers hereby severally and not jointly makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

                  (a) ORGANIZATION AND STANDING OF THE PURCHASERS. If such Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b)  AUTHORIZATION AND POWER. Such Purchaser has the requisite corporate, limited liability company or partnership power to enter into and perform this Agreement, the Registration Rights Agreement and the other agreements and documents contemplated hereby and thereby and executed by the Purchaser or to which the Purchaser is party (collectively, the "PURCHASER TRANSACTION DOCUMENTS") and to purchase the Shares and Warrants being sold to it hereunder. The execution, delivery and performance of the Purchaser Transaction Documents by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, members, managers or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser. Each of the Purchaser Transaction Documents constitutes, or shall constitute when executed and delivered, valid and binding obligations of such Purchaser enforceable against it Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles or remedies of general application.

                  (c) ACQUISITION FOR INVESTMENT. Such Purchaser is purchasing the Shares and acquiring the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein and subject to Section 2.2(e) below, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with federal and state securities laws applicable to such disposition provided that the Company receives an opinion of its counsel to the effect that such disposition complies with such laws. Such Purchaser acknowledges that it
(i) has such knowledge and experience in financial and business matters such that such Purchaser is capable of evaluating the merits and risks of its investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities, and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

                  (d) RULE 144. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("RULE 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement, provided that the Company receives an opinion of its counsel to the effect that such sale is exempt from such registration requirement.

                  (e) GENERAL. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth, accuracy and completeness of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and in the other Purchaser Transaction Documents in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Such Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement with respect to any of the Securities.

                  (f) OPPORTUNITIES FOR ADDITIONAL INFORMATION. Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary by such Purchaser in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. No investigation conducted by such Purchaser shall limit or otherwise affect its right to rely upon the representations and warranties of the Company and Falcon contained herein.

                  (g) NO GENERAL SOLICITATION. Such Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

                  (h) ACCREDITED INVESTOR. Such Purchaser is an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

                                   ARTICLE III

                                    COVENANTS

         The Company and Falcon, on the one hand, and each Purchaser, as to itself only, hereby covenant with one another as follows, which covenants are for the benefit of each respective covenantee and its respective permitted assignees.

         Section 3.1 CONSUMMATION OF THE EXCHANGE. Prior to the Closing, the Company and Falcon shall take all required action to consummate the transactions contemplated by the Exchange Agreement (the "EXCHANGE") in accordance with the terms of the Exchange Agreement and the other Exchange Documents, and neither the Company nor Falcon shall waive any of the covenants of the parties under the Exchange Documents or any conditions to the consummation of the Exchange without the prior written consent of the Purchasers.

         Section 3.2 DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 9:00 a.m., New York City time, on the business day immediately following the Closing Date, the Company shall issue a press release, and on or before 5:30 p.m., New York City time, on the business day immediately following the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Exchange Agreement and the Transaction Documents and including as exhibits to such Current Report on Form 8-K, the Exchange Agreement, this Agreement, the Certification of Designations, the Warrants and the Registration Rights Agreement, and the schedules hereto and thereto in the form required by the Exchange Act (including all attachments, the "8-K FILING"). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the Commission without the express prior written consent of such Purchaser. Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above, the Purchasers shall be consulted by the Company (although the consent of the Purchasers shall not be required) in connection with any such press release or other public disclosure prior to its release).

         Section 3.3 REGISTRATION UNDER EXCHANGE ACT. The Company will use its commercially reasonable efforts to cause its Common Stock to be registered under
Section 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or the Securities Act, except as permitted herein.

         Section 3.4 INSPECTION RIGHTS. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, a Purchaser and its representatives, so long as such Purchaser shall be obligated hereunder to purchase the Shares or shall beneficially own the Shares or Conversion Shares, or shall own Warrant Shares or the Warrants which, in the aggregate, represent more than two percent (2%) of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect, during the term of the Warrants, the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

         Section 3.5 COMPLIANCE WITH LAWS. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could have a Material Adverse Effect.

         Section 3.6 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

         Section 3.7 OTHER AGREEMENTS. The Company shall not enter into any agreement containing any provision that would violate the terms of, conflict with, or cause a default under, any material term of any Transaction Document.

         Section 3.8 RESERVATION OF SHARES. So long as the Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the conversion of the Shares and the exercise of the Warrants.

         Section 3.9 NON-PUBLIC INFORMATION. Neither the Company nor any of its officers or agents shall disclose any material non-public information about the Company to any Purchaser without the express prior written consent of such Purchaser.

         Section 3.10 NASDAQ OR EXCHANGE LISTING. The Company shall use its commercially reasonable efforts to file an application for listing its Common Stock on the Nasdaq National Market, the Nasdaq Capital Market or a national securities exchange within 90 days of the Closing Date and to cause such applications to be approved in a timely manner thereafter.

         Section 3.11 SUBSEQUENT REGISTRATIONS. Other than pursuant to the registration statement filed in connection with the transactions contemplated by this Agreement, prior to the date that such registration statement is declared effective by the Commission, the Company shall not file any registration statement (other than on Form S-8) under the Securities Act with the Commission with respect to any securities of the Company.

         Section 3.12 MAKE GOOD ESCROW SHARES. On the Closing Date, the Company shall cause certain stockholders of the Company to enter into an escrow agreement in the form of EXHIBIT H hereto and to deposit with the escrow agent thereunder the Escrow Deposit (as defined in such escrow agreement).

         Section 3.13 NEW YORK CITY AGENCY. During the 30-day period immediately following the Closing Date, the Company shall establish, and so long as any of the Shares or the Warrants are outstanding, the Company shall maintain, an office or agency (which shall be located in the Borough of Manhattan in The City of New York) where (i) Shares may be presented for conversion into shares of Common Stock, (ii) Warrants may be presented for exercise and (iii) notices and demands to or upon the Company or Falcon in respect of the Securities, this Agreement or any of the Transaction Documents may be served. The Company shall promptly notify the Purchasers of the name and address of any such agent and of the appointment of any additional or substitute agent.

                                   ARTICLE IV

                                   CONDITIONS

         Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE AND TO SELL THE SHARES AND WARRANTS. The obligation hereunder of the Company to close and issue and sell the Shares and the Warrants to the Purchasers on the Closing Date is subject to the satisfaction or waiver, at or before the Closing, of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) ACCURACY OF THE PURCHASERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in the Purchaser Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

                  (c) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) DELIVERY OF PURCHASE PRICE. The Purchase Price for the Shares and Warrants shall have been delivered to Law Debenture Trust Company of New York, as escrow agent, and shall be subject to release to the Company at the Closing pursuant to the terms and conditions of an escrow agreement in the form of EXHIBIT H attached hereto.

                  (e) DELIVERY OF PURCHASER TRANSACTION DOCUMENTS. The Purchaser Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

         Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO CLOSE AND TO PURCHASE THE SHARES AND WARRANTS. The obligation hereunder of the Purchasers to purchase the Shares and Warrants and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by any Purchaser, as to itself only, at any time in its sole discretion.

                  (a) ACCURACY OF THE COMPANY'S AND FALCON'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company and Falcon in this Agreement and in each of the Transaction Documents and Exchange Documents shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) PERFORMANCE BY THE COMPANY AND FALCON. Each of the Company and Falcon shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement or the Exchange Agreement to be performed, satisfied or complied with by the Company or Falcon, as the case may be, at or prior to the Closing Date.

                  (c) NO SUSPENSION, ETC. Trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("BLOOMBERG") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of any Purchaser, makes it impracticable or inadvisable for it to purchase its Shares and Warrants.

                  (d) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Exchange Documents, this Agreement or the other Transaction Documents.

                  (e) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or Falcon or any Subsidiary, or any of the officers, directors or affiliates of the Company or Falcon or any Subsidiary thereof, seeking to restrain, prevent or change the Exchange or the transactions contemplated by the Exchange Documents, this Agreement or the other Transaction Documents, or seeking damages in connection with the Exchange or such transactions.

                  (f) OPINION OF COUNSEL, ETC. The Purchasers shall have received an opinion of U.S. counsel to the Company, dated the Closing Date, substantially in the form of EXHIBIT C-1 hereto, an opinion of Chinese counsel to the Company, dated the Closing Date, substantially in the form of EXHIBIT C-2 hereto and such other certificates and documents as the Purchasers or their counsel shall reasonably require incident to the Closing.

                  (g) WARRANTS AND SHARES. The Company shall have delivered to the Purchasers the originally executed Warrants (in such denominations as each Purchaser may request but in no event in denominations of less than 100) and shall have delivered certificates representing the Shares (in such denominations as each Purchaser may request) being acquired by the Purchasers at the Closing.

                  (h) RESOLUTIONS. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to the Purchasers (the "RESOLUTIONS").

                  (i) CERTIFICATE OF DESIGNATIONS. As of the Closing Date, the Company shall have filed with the Delaware Secretary of State the Certificate of Designations authorizing the Preferred Stock in substantially the form of EXHIBIT D attached hereto and such Certificate of Designations shall have become effective.

                  (j) RESERVATION OF SHARES. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Preferred Stock, solely for the purpose of effecting the issuance of the Shares, a number of shares of Preferred Stock equal to the aggregate number of the Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Shares and the exercise of the Warrants, a number of shares of Common Stock equal to the number of Conversion Shares and the number of Warrant Shares issuable upon conversion of the Preferred Stock and the exercise of the Warrants, respectively, assuming the Warrants are exercised and the Shares are converted on the Closing Date (assuming the Warrants are fully exercisable and the Shares fully convertible on such date regardless of any limitation on the timing or amount of such exercise or conversion).

                  (k) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Purchasers a secretary's certificate, dated as of the Closing Date, as to
(i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                  (l) OFFICER'S CERTIFICATE. On the Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants contained herein and in each of the other Transaction Documents as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section 4.2 as of the Closing Date.

                  (m) FEES AND EXPENSES. As of the Closing Date, all fees and expenses required to be paid by the Company in connection with the transactions contemplated by this Agreement shall have been, or authorized to be, paid by the Company.

                  (n) REGISTRATION RIGHTS AGREEMENT. As of the Closing Date, the parties shall have entered into the Registration Rights Agreement in the form of EXHIBIT E attached hereto.

                  (o) MAKE GOOD SHARE ESCROW AGREEMENT. As of the Closing Date, the parties shall have entered into an escrow agreement in the form of EXHIBIT F hereto and the escrow agent shall have acknowledged receipt of the Escrow Deposit (as defined in such Escrow Agreement).

                  (p) CONSUMMATION OF EXCHANGE. As of the Closing Date, the Company and Falcon shall have effected the Exchange in accordance with the terms of the Exchange Agreement and shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Exchange Agreement to be performed, satisfied or complied with by the Company or Falcon at or prior to the Closing Date.

                  (q) CONSENT TO JURISDICTION. The Purchasers shall have received from each Subsidiary of the Company (following consummation of the Exchange) other than Falcon a consent to jurisdiction in the form of EXHIBIT I hereto.

                  (r) LOCK-UP AGREEMENTS. The Purchasers shall have received from the Company and each of Xianfu Zhu, Baoke Ben, Chaoyang Liu, Qinghe Wang, Shuichi Si and Juanjuan Wang a letter agreement in the form of EXHIBIT J hereto.

                  (s) MATERIAL ADVERSE EFFECT. No event or condition shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE V

                               CERTIFICATE LEGEND

         Section 5.1 LEGEND. Each certificate representing the Shares, the Conversion Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky"
laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         Each certificate representing any Shares shall also be stamped or otherwise imprinted with a legend substantially in the following form:

         THE COMPANY WILL FURNISH TO EACH HOLDER OF ITS SERIES A CONVERTIBLE PREFERRED STOCK WHO SO REQUESTS WITHOUT CHARGE A COPY OF THE CERTIFICATE OF DESIGNATION SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF SUCH STOCK AND ANY OTHER CLASS OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) Rule 144(k) becoming available the Company shall (A) deliver to the transfer agent for the Common Stock (the "Transfer Agent") irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Purchaser that Rule 144(k) applies to the shares of Common Stock represented thereby or (2) a statement by the Purchaser that such Purchaser has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act. From and after the earlier of such dates, upon any Purchaser's written request, the Company shall promptly cause certificates evidencing the Purchaser's Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Purchaser within three (3) Business Days of submission by that Purchaser of legended certificate(s) to the Transfer Agent as provided above (or to the Company, in the case of the Warrants), the Company shall be liable to the Purchaser for liquidated damages in an amount equal to 1.5% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

ARTICLE VI

                                   TERMINATION

         Section 6.1 TERMINATION OF OBLIGATIONS TO EFFECT CLOSING.

                  (a) The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

                       (i) Upon the mutual written consent of the Company and the Purchasers;

                       (ii) By the Company if any of the conditions set forth in
          Section 4.1 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                       (iii) By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 4.2. shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

                       (iv) By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to February 3, 2006;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

         Section 6.2 EFFECT OF TERMINATION. In the event of termination by the Company or any Purchaser, written notice thereof shall forthwith be given to the other parties and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers. If this Agreement is terminated as provided in Section 6.1 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1 and 8.2, and Article VII herein. Nothing in this Section
6.2 shall be deemed to release the Company, Falcon or any Purchaser from any liability for any breach under this Agreement or the other Transaction Documents, or to impair the rights of the Company or such Purchaser to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 7.1 GENERAL INDEMNITY. The Company and Falcon jointly and severally agree to indemnify and hold harmless each Purchaser (and its respective directors, officers, employees, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by each Purchaser or any such person as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company or Falcon herein. The Purchasers severally but not jointly agree to indemnify and hold harmless the Company and its directors, officers, employees, affiliates, agent, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company or any such person as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein.

         Section 7.2 INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this Article VII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; PROVIDED, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify such person in writing of the indemnifying party's election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, which consent may not be unreasonably withheld, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. If the indemnifying party fails or refuses to promptly assume the defense of any such claim, proceeding or action, then the indemnification required by this
Article VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to applicable law.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In addition, the Company shall pay all reasonable fees and expenses incurred by each Purchaser in connection with any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents or incurred in connection with the enforcement of this Agreement and any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees, disbursements and expenses.

         Section 8.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

                  (a) The Company, Falcon and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) The Company, Falcon and each Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York located in New York County, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby, and
(ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of each such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company, Falcon and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company, Falcon and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Shares, this Agreement, the Registration Rights Agreement or the Warrants, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

         Section 8.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Transaction Documents, the Exchange Documents and the Purchaser Transaction Documents, including the schedules and Exhibits hereto and thereto, set forth the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in any of the Transaction Documents, the Exchange Documents or Purchaser Transaction Documents, none of the Company, Falcon or any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement, the Exchange Documents, the Transaction Documents, the Exchange Documents and the Purchaser Transaction Documents supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company, Falcon and the Purchasers and their permitted assigns owning of record at least a majority in interest of the then-outstanding Securities issuable hereunder, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No amendment to this Agreement shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding or violates any provision of the Delaware General Corporation Law. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Shares, as the case may be.

         Section 8.4 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be deemed given and received (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Falcon or the
Company:                            Strong Technical Inc.
                                    c/o Henan Zhongpin Food Share Co., Ltd.
                                    21 Changshe Road
                                    Changge City, Henan Province
                                    The People's Republic of China

                                    Attention: Chief Executive Officer
                                    Telecopier: 011 (86) 0374-6227818
                                    Telephone: 011 (86) 0374-6226366

with copies (which copies
shall not constitute notice
to Falcon or the Company)
to:                                 DeHeng Chen Chan, LLC
                                    225 Broadway, Suite 19010
                                    New York, New York  10007

                                    Attention:    Wesley J. Paul, Esq.
                                    Telecopier:  (212) 608-9050
                                    Telephone:  (212) 608-6500
and to:                             Pryor Cashman Sherman & Flynn LLP
                                    410 Park Avenue
                                    New York, New York  10022

                                    Attention:    Eric M. Hellige, Esq.
                                    Telecopier:  (212) 798-6380
                                    Telephone:  (212) 326-0846

If to any Purchaser:

                                    At the address of such Purchaser set forth on EXHIBIT A to this Agreement.

         Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party or parties hereto in accordance with the provisions of this Section 8.4.

         Section 8.5 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 8.6 HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

         Section 8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

         Section 8.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (other than indemnified parties, as contemplated by Article VII).

         Section 8.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

         Section 8.10 SURVIVAL. The representations and warranties of the Company and Falcon contained in Sections 2.1(o), 2.1(s), 2.2(l) and 2.2(p) shall survive until the expiration of the applicable statutes of limitations, and those contained in Article II, with the exception of Sections 2.1(o), 2.1(s), 2.2(l) and 2.2(p), shall survive the execution and delivery hereof and the Closing until the date two (2) years from the Closing Date, and the agreements and covenants set forth in Articles I, III, V, VII and VIII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

         Section 8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

         Section 8.12 PUBLICITY. Each of the Company and Falcon agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers in accordance with Section 8.3, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement; provided, however, that nothing in this Section 8.12 shall prohibit the inclusion of the name of any Purchaser in the Registration Statement or in any exhibits to filings made with the Commission in respect to the transactions contemplated by this Agreement in accordance with the Company's periodic filing requirements under the Exchange Act.

         Section 8.13 SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

         Section 8.14 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any party hereto, each other party hereto shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this and the other Transaction Documents.

         Section 8.15 INDEPENDENT NATURE OF PURCHASER'S OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, property, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be jointed as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and form of this Agreement for the convenience of the Company.

         Section 8.16 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. (a) Each of the Company and Falcon consents to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Agreement or any of the other Transaction Documents. Each of the Company and Falcon irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Agreement or any of the other Transaction Documents in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Company and Falcon agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or Falcon, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or Falcon, as the case may be, is subject by a suit upon such judgment; PROVIDED that service of process is effected upon the Company or Falcon, as the case may be, in the manner provided by this Agreement. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with this Agreement or any of the other Transaction Documents may be instituted in any other court of competent jurisdiction.

                  (b) Each of the Company and Falcon agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Agreement or any of the other Transaction Documents against the Company or Falcon in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, may be made upon DeHeng Chen Chan LLC at 225 Broadway, Suite 19010, New York, New York 10007, whom each of the Company or Falcon irrevocably appoints as its authorized agent for service of process. Each of the Company and Falcon represents and warrants that DeHeng Chen Chan LLC has agreed to act as the Company's and Falcons' agent for service of process. Each of the Company and Falcon agrees that such appointment shall be irrevocable so long as any of the Securities remain outstanding or until the irrevocable appointment by the Company and Falcon of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. Each of the Company and Falcon further agrees to take any and all action, including the filing of any and all documents and instructions, that may be necessary to continue such appointment in full force and effect as aforesaid. If DeHeng Chen Chan LLC shall cease to act as the Company's or Falcon's agent for service of process, the Company or Falcon, as the case may be, shall appoint without delay another such agent and provide prompt written notice to the Purchasers of such appointment. With respect to any such action in any court of the State of

New York or any United States federal court in the Borough of Manhattan, New York City, service of process upon DeHeng Chen Chan LLC, as the authorized agent of the Company or Falcon, as the case may be, for service of process, and written notice of such service to the Company or Falcon, as the case may be, shall be deemed, in every respect, effective service of process upon the Company or Falcon, as the case may be.

                  (c) Nothing in this Section 8.16 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

         Section 8.17 NOTIFICATION UNDER CERTIFICATION OF DESIGNATION. Each of Special Situations Private Equity Fund, L.P., Special Situations Fund II QP, L.P. and Special Situations Fund III, L.P. hereby notifies the Company (and the Secretary of the Company) that such person irrevocably elects not to have the provisions of Subsection E.5(i) of the Certificate of Designations apply to any Shares owned or acquired by such person hereunder, and the Company hereby acknowledges receipt of such notification and confirms that such notification is sufficient under such Subsection and that no additional action is required by any of such persons to opt out of the restrictions set forth in such Subsection.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                   STRONG TECHNICAL INC.



                                   By: /s/ Xiaomin Chen
                                      -------------------------------------
                                      Name:  Xiaomin Chen
                                      Title: Authorized Representative


                                   FALCON LINK INVESTMENT LIMITED



                                   By: /s/ Xiaomin Chen
                                      -------------------------------------
                                      Name:  Xiaomin Chen
                                      Title: Authorized Representative


                                   AMARANTH GLOBAL EQUITIES MASTER FUND LIMITED

                                   By: Amaranth Advisors, L.L.C., its Trading
                                       Advisor

                                   By: /s/ Karl Wachter
                                      -----------------------------
                                      Name:  Karl Wachter
                                      Title: Authorized Signatory

                                   ATLAS CAPITAL MASTER FUND LP


                                   By: /s/ Robert Alpert
                                      -----------------------------
                                      Name: Robert Alpert
                                      Title: Managing Director

                                   ATLAS CAPITAL (Q.P.), LP


                                   By: /s/ Robert Alpert
                                      -----------------------------
                                      Name: Robert Alpert
                                      Title: Managing Director

                                   ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.


                                   By: /s/ Robert Alpert
                                      -----------------------------
                                      Name: Robert Alpert
                                      Title: Managing Director


                                   BFS US SPECIAL OPPORTUNITIES TRUST PLC


                                   By: /s/ Russell Cleveland
                                      -----------------------------
                                      Name:  Russell Cleveland
                                      Title: President
                                      Name:  RENN Capital Group, Inc.
                                      Title: Investment Adviser


                                   CRESTVIEW CAPITAL MASTER LLC


                                   By: /s/ Robert Hill
                                      -----------------------------
                                      Name:  Robert Hill
                                      Title: Managing Partner

                                   D.H. VERMOEGENSVERWALTUNG -
                                     UND BETEILIGUNGSGESELLSCHAFT MBH


                                   By: /s/ Dirk Hagge
                                      -----------------------------
                                      Name:  Dirk Hagge
                                      Title: Managing Director

                                   JAYHAWK CHINA FUND (CAYMAN), LTD.


                                   By: /s/ Marcy Fergel
                                      -----------------------------
                                   Name:  Marcy Fergel
                                   Title: Chief Financial Officer


                                   PINNACLE CHINA FUND, L.P.


                                   By: /s/ Barry M. Kitt
                                      -----------------------------
                                      Name:  Barry M. Kitt
                                      Title: Sole Member, Kitt China Management,
                                             L.L.C., the Manager of Pinnacle
                                             China Management, L.L.C., the
                                             General Partner of Pinnacle China
                                             Advisers, L.P., the General Partner
                                             of Pinnacle China Fund, L.P.


                                   RENAISSANCE US GROWTH INVESTMENT TRUST PLC


                                   By: /s/ Russell Cleveland
                                      -----------------------------
                                      Name:  Russell Cleveland
                                      Title: President
                                      Name:  RENN Capital Group, Inc.
                                      Title: Investment Manager


                                   /s/ Michael Ross
                                   --------------------------------
                                   MICHAEL ROSS


                                   SANDOR CAPITAL MATER FUND, LP


                                   By: /s/ John S. Lemak
                                      -----------------------------
                                      Name:  John S. Lemak
                                      Title: General Partner

                                   SOUTHWELL PARTNERS, LP


                                   By: /s/ Wilson Jaeggli
                                      -----------------------------
                                      Name:  Wilson Jaeggli
                                      Title: Managing Partner

                                   SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                   By: /s/ David Greenhouse
                                      -----------------------------
                                      Name:  David Greenhouse
                                      Title: Managing Director

                                   SPECIAL SITUATIONS FUND III QP, L.P.


                                   By: /s/ David Greenhouse
                                      -----------------------------
                                      Name:  David Greenhouse
                                      Title: Managing Director


                                   SPECIAL SITUATIONS FUND III, L.P.


                                   By: /s/ David Greenhouse
                                      -----------------------------
                                      Name:  David Greenhouse
                                      Title: Managing Director


                                   SRB GREENWAY OFFSHORE OPERATING FUND, L.P.


                                   By: /s/ Steve Becker
                                      -----------------------------
                                      Name:  Steve Becker
                                      Title: Member

                                   SRB GREENWAY CAPITAL, L.P.


                                   By: /s/ Steve Becker
                                      -----------------------------
                                      Name:  Steve Becker
                                      Title: Member


                                   SRB GREENWAY CAPITAL (QP), L.P.


                                   By: /s/ Steve Becker
                                      -----------------------------
                                      Name:  Steve Becker
                                      Title: Member

                                   VISION OPPORTUNITY MASTER FUND, LTD.


                                   By: /s/ Adam Benowitz
                                      -----------------------------
                                      Name:  Adam Benowitz
                                      Title: Managing Partner


                                   WS OPPORTUNITY FUND INTERNATIONAL, LTD.


                                   By: WS Ventures Management, L.P.,
                                       as agent and attorney-in-fact

                                   By: WSV Management, L.L.C.,
                                       General Partner

                                   By: /s/ Patrick Walker
                                      -----------------------------
                                      Name:  Patrick Walker
                                      Title: Member


                                   WS OPPORTUNITY FUND, L.P.


                                   By: WS Ventures Management, L.P.,
                                       as agent and attorney-in-fact

                                   By: WSV Management, L.L.C.,
                                       General Partner

                                   By: /s/ Patrick Walker
                                      -----------------------------
                                      Name:  Patrick Walker
                                      Title: Member


                                   WS OPPORTUNITY FUND (QP), L.P.


                                   By: WS Ventures Management, L.P.,
                                       as agent and attorney-in-fact

                                   By: WSV Management, L.L.C.,
                                       General Partner

                                   By: /s/ Patrick Walker
                                      -----------------------------
                                      Name:  Patrick Walker
                                      Title: Member

                                                                       EXHIBIT A

                               LIST OF PURCHASERS

                                                                                NUMBER OF           DOLLAR
                NAMES AND ADDRESSES OF                   NUMBER OF SHARES       WARRANTS            AMOUNT
                     PURCHASERS                              PURCHASED          PURCHASED        OF INVESTMENT
                     ----------                              ---------          ---------        -------------

Pinnacle China Fund, L.P.                                   1,500,000          26,511,750          $6,000,000
4965 Preston Park Blvd
Suite 240
Plano, TX 75093

Amaranth Global Equities Master Fund Limited                  250,000           4,418,625          $1,000,000
c/o Dundee Leeds Management Services (Cayman) Ltd.
Waterfront Centre
28 N. Church St, 2nd Fl
George Town, Grand Cayman
Cayman Islands, British West Indies

Atlas Capital Master Fund LP                                  283,750           5,015,139          $1,135,000
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), L.P.                                    172,000           3,040,014            $688,000
100 Crescent Court
Suite 880
Dallas, TX 75201

Atlas Capital Offshore Exempt Fund, Ltd.                       44,250             782,097            $177,000
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

BFS US Special Opportunities Trust PLC                        250,000           4,418,625          $1,000,000
Front National Bank
100 W. Houston Street
San Antonio, TX 78205
Attn:  Henri Domingues T-8

Crestview Capital Master LLC                                  250,000           4,418,625          $1,000,000
95 Revere Drive, Suite A
Northbrook IL 60062

                                                                                NUMBER OF           DOLLAR
                NAMES AND ADDRESSES OF                   NUMBER OF SHARES       WARRANTS            AMOUNT
                     PURCHASERS                              PURCHASED          PURCHASED        OF INVESTMENT
                     ----------                              ---------          ---------        -------------
D.H. Vermoegensverwaltung - und                             1,250,000          22,093,125          $5,000,000
  Beteiligungsgesellschaft mbH
Op de Loh 7
25337 Elmshorn
Germany

Jayhawk China Fund (Cayman), Ltd.                             500,000           8,837,250          $2,000,000
c/o Genesis Fund Service Limited
8201 Mission Road, Suite 110
Prairie Village, KS 66208

Renaissance US Growth Investment Trust PLC                    250,000           4,418,625          $1,000,000
Front National Bank
100 W. Houston Street
San Antonio, TX 78205
Attn:  Henri Domingues T-8
Dallas, TX 75206

Michael P. Ross                                                75,000           1,325,588            $300,000
300 Central Park West, Apt. 15-C2
New York, New York 10024

Sandor Capital Master Fund, LP                                125,000           2,209,313            $500,000
2828 Routh Street
Suite 500
Dallas, TX 75201

Southwell Partners, LP                                        437,500           7,732,594          $1,750,000
1901 North Akard Street
Dallas, TX 75201

Special Situations Private Equity Fund, L.P.                  214,500           3,791,180            $858,000
527 Madison Avenue, Suite 2600
New York, NY 10022

Special Situations Fund III QP, L.P.                          492,750           8,709,110          $1,971,000
527 Madison Avenue, Suite 2600
New York, NY 10022

Special Situations Fund III, L.P.                              42,750             755,585            $171,000
527 Madison Avenue, Suite 2600
New York, NY 10022

SRB Greenway Offshore Operating Fund, L.P.                      6,674             117,960             $26,700
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

                                                                                NUMBER OF           DOLLAR
                NAMES AND ADDRESSES OF                   NUMBER OF SHARES       WARRANTS            AMOUNT
                     PURCHASERS                              PURCHASED          PURCHASED        OF INVESTMENT
                     ----------                              ---------          ---------        -------------

SRB Greenway Capital, L.P.                                     13,326             235,530             $53,300
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

SRB Greenway Capital (QP), L.P.                               105,000           1,855,823            $420,000
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

Vision Opportunity Master Fund, Ltd.                          450,000           7,953,525          $1,800,000
317 Madison Avenue, Suite 1220
New York, NY 10017

WS Opportunity Fund International, Ltd.                        95,000           1,679,078            $380,000
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

WS Opportunity Fund, L.P.                                      55,000             972,098            $220,000
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

WS Opportunity Fund (QP), L.P.                                 37,500             662,794            $150,000
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

                                                                       EXHIBIT B
                                                                       ---------

                                 FORM OF WARRANT

                                     WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS UNDER SAID LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                              STRONG TECHNICAL INC.

                WARRANT FOR THE PURCHASE OF UP TO ____ SHARES OF
                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

NO. [____]                                                          ____  SHARES

        THIS CERTIFIES that, for value received, _____________________ with an address at _____________________________________________________________________
(including any transferee, the "Holder"), is entitled to subscribe for and purchase from Strong Technical Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M., New York time, on January 30, 2011 (the "Exercise Period"), up to ___ (___) shares of Common Stock at an initial exercise price per share equal to $0.1414467, subject to adjustment pursuant to the terms hereof (the "Exercise Price"). As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. This Warrant is one of a series of warrants of like tenor issued by the Company pursuant to a Securities Purchase Agreement, dated as of January 30, 2006 (the "Securities Purchase Agreement") among the Company, Falcon Link Investment Limited and the purchasers named therein and initially covering an aggregate of ___ shares of Common Stock (collectively, the "Company Warrants").

        The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

        1. (a) This Warrant may be exercised during the Exercise Period as to all or a lesser number of whole Warrant Shares by the surrender of this Warrant (with the Exercise Form attached hereto duly executed) to the Company at its office c/o, Henan Zhongpin Food Share Co., Ltd., 21 Changshe Road, Changge City, Henan Province, The People's Republic of China, Attention: Secretary, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

                (b) This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 1(b). This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed Exercise Form specifying the number of Warrant Shares to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the Exercise Form to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 1(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

                X = Y(A-B)
                    ------
                      A

        where:

                X = the  number of  shares  of Common  Stock to be issued to the
                    Holder under this Section 1(b);

                Y = the number of Warrant Shares identified in the Exercise Form as being applied to the subject exercise;

                A = the Current Market Price on such date; and

                B = the Exercise Price on such date

        For purposes of this Section 1(b), the "CURRENT MARKET PRICE" per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System or NASDAQ Capital Market (or a similar system then in use), the last reported sales price (regular way) so reported on such day; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

        The Company acknowledges and agrees that this Warrant was issued on January 30, 2006 (the "Issuance Date"). Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this
Section 1(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

        Notwithstanding the foregoing, the Holder may conduct a cashless exercise pursuant to this Section 1(b) only after the first anniversary of the Issuance Date, and then only in the event that a registration statement covering the resale of the Warrant Shares is not then effective and available for resales at the time that the Holder wishes to conduct such cashless exercise.

        2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

                If by the third trading day following delivery of an Exercise Form ("Delivery Date") the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this Section 2, then the Holder will have the right to rescind such exercise.

                If by the Delivery Date the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this
Section 2, and if after such date and prior to the receipt of such Warrant Shares, shares of Common Stock are purchased by or for the account of the Holder to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with such exercise by (B) the closing price of the Common Stock on the date the Exercise Form was delivered and (2) at the option of the Holder, either reinstate the number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

        3. (a) Any Warrants issued upon the registration of transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. The transfer of this Warrant may be registered on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, due authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company may require prior to registering any transfer of a Warrant an opinion of counsel reasonably satisfactory to the Company that such transfer complies with the provisions of the Act, and the rules and regulations thereunder.

                (b) The Holder acknowledges that he has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Rule 506 of Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the Securities Purchase Agreement. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided for in that certain Registration Rights Agreement dated as of January 30, 2006 by and among the Company, the Holder and certain other parties (the "Registration Rights Agreement"), or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Act in the opinion of counsel reasonably acceptable to the Company.

        4. The Company shall at all times reserve and keep available out its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

        5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each case, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the then applicable Exercise Price per share on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive.

                (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the then applicable Exercise Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the then applicable Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Exercise Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

                (d) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                (e) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                (f) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b) or 5(c) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by multiplying
(A) the number of shares purchasable upon exercise of this Warrant prior to such adjustment by (B) a fraction, the numerator of which is the Exercise Price in effect prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after such adjustment.

                (g) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price of such share of Common Stock on the date of exercise of this Warrant.

        6. (a) In case of any consolidation or combination with or merger of the Company with or into another corporation or entity (other than a merger, consolidation or combination in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation, entity or person of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (collectively an "Extraordinary Event"), then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Extraordinary Event unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Extraordinary Event shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph shall similarly apply to successive Extraordinary Events.

                (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation, combination or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property or cash, or any combination thereof receivable upon such reclassification, change, consolidation, combination or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, combination or merger. Thereafter, appropriate provision shall be made for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, combinations, mergers, sales, leases or conveyances.

        7.      In case at any time the Company shall propose to:

                (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                (b) issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

                (c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property or other Extraordinary Event; or

                (d) effect any liquidation, dissolution or winding-up of the Company; or

                (e) take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

        8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        9. Unless registered pursuant to the Registration Rights Agreement, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
        (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

        10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

        11. The holder of this Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

        12. Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the "Majority Holders"); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Exercise Period may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Holder.

        13. This Warrant has been negotiated and consummated in the State of New York and shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under the Securities Purchase Agreement. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

        [14. The Company shall not effect the exercise of this Warrant, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 9.999% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person and its affiliates and
(ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, shares of Preferred Stock, any debentures, convertible notes or other convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Commission, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within five business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 9.999% limitation calculation.]*

Dated: _______________, 200_


                                        STRONG TECHNICAL INC.

                                        By:__________________________________
                                           Name:
                                           Title:




----------
* Section 14 shall be deleted from any Warrant issued by the Company to Special Situations Fund III QP, L.P. or its affiliates.

                              STRONG TECHNICAL INC.

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                   desires to transfer the attached Warrant.)

To:     Strong Technical Inc.
        21 Changshe Road
        Changge City, Henan Province
        The People's Republic of China

        Attention: Secretary

        FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers unto _______________________ that certain Warrant (Number UW-_________) to purchase ______________ shares of Common Stock, par value
$0.001 per share, of Strong Technical Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ___________

                                        Signature:______________________________

                                        NOTICE:

        The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                              STRONG TECHNICAL INC.

                                  EXERCISE FORM

         (To be completed and signed only upon exercise of the Warrants)

To:     Strong Technical Inc.
        21 Changshe Road
        Changge City, Henan Province
        The People's Republic of China

        Attention: Secretary

        The undersigned hereby exercises his or its rights to purchase _________________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $____________ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering ________ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        (Print Name, Address and Social Security
                                             or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ____________, ______             Name: __________________________________
                                                        (Please Print)

                                        Address: _______________________________
                                                 _______________________________
                                                 _______________________________




                                                 _______________________________
                                                          (Signature)

                                                                       EXHIBIT C

                                 FORM OF OPINION

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) the Transaction Documents and to issue the Shares, the Conversion Shares, the Warrants and the Warrant Shares and
(ii) the Exchange Documents and to consummate the Exchange. The execution, delivery and performance of each of the Transaction Documents and the Exchange Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. Each of the Transaction Documents and the Exchange Documents have been duly executed and delivered, and the Shares and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents and the Exchange Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Shares, the Warrants, the Conversion Shares and the Warrant Shares are not subject to any preemptive rights under the Certificate or the Bylaws or any Material Agreement (as defined below).

         3. The Shares have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable and will have the relative rights, powers and preferences set forth in the Certificate of Designations. The Conversion Shares, have been duly authorized and reserved for issuance, and, when delivered upon conversion of the Shares, will be validly issued, fully paid and nonassessable. The Warrant Shares, have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the Exchange Documents and the issuance of the Shares, the Conversion Shares, the Warrants and the Warrant Shares and the consummation of the Exchange do not (a) violate any provision of the Certificate or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any Subsidiary is bound or to which any of the assets or properties of the Company or any Subsidiary are subject (in each case after giving effect to the Exchange) and identified as a material agreement in the officer's certificate attached hereto (collectively, the "Material Agreements"), (c) create or impose a lien, charge or encumbrance on any property of the

Company under any Material Agreement, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (in each case after giving effect to the Exchange), except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

         5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or any other Person on the part of the Company is required under Federal, state or local law, rule or regulation or under the terms of any Material Agreement in connection with the valid execution, delivery and performance of the Transaction Documents or the Exchange Documents, the consummation of the Exchange or the offer, sale or issuance of the Shares, the Conversion Shares, the Warrants or the Warrant Shares other than filings as may be required by applicable Federal and state securities laws and regulations.

         6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company or any Subsidiary (after giving effect to the Exchange) which questions the validity of any of the Transaction Documents or the Exchange Documents or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any Subsidiary (after giving effect to the Exchange) or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or any Subsidiary (in each case after giving effect to the Exchange) in their capacities as such.

         7. The offer, issuance and sale of the Shares and the Warrants and the offer, issuance and sale of the Conversion Shares and the Warrant Shares pursuant to the Agreement and the Warrants, as applicable, are exempt from the registration requirements of the Securities Act of 1933, as amended.

         8. The Company is not, and as a result of and immediately upon Closing and after giving effect to the Exchange will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                                                       EXHIBIT D
                                                                       ---------

                       FORM OF CERTIFICATE OF DESIGNATIONS

                          CERTIFICATE OF DESIGNATION OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                              STRONG TECHNICAL INC.

        ---------------------------------------------------------------

                    Pursuant to the provisions of Section 151

                        of the General Corporation Law of

                              the State of Delaware

        ---------------------------------------------------------------


        Strong Technical Inc. (the "CORPORATION"), a corporation organized and validly existing under the General Corporation Law of the State of Delaware, hereby certifies that the following resolutions have been duly adopted by the Corporation's Board of Directors at a duly held meeting on January 30, 2006 pursuant to authority conferred upon the Board of Directors by the Corporation's Certificate of Incorporation:

                WHEREAS, the Certificate of Incorporation of the Corporation (the "CERTIFICATE"), authorizes a class of stock designated as Preferred Stock (the "PREFERRED STOCK"), comprising 20,000,000 shares, par value $.001 per share, provides that such Preferred Stock may be issued from time to time in one or more series, and vests authority in the Board of Directors within the limitations and restrictions stated in the Certificate, to fix or alter the voting powers, designations, preferences and relative participating, optional or other special rights, rights and terms of redemption, the redemption price or prices and the liquidation preferences of any series of Preferred Stock within the limitations set forth in the General Corporation Law;

                WHEREAS, it is the desire of the Board of Directors to designate one new series of Preferred Stock and to fix the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, as provided herein.

                NOW, THEREFORE, BE IT RESOLVED, that the Corporation does hereby designate 7,631,250 shares of the authorized but unissued Preferred Stock as Series A Convertible Preferred Stock (the "SERIES A PREFERRED") and does hereby fix the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions of the Series A Preferred to be as follows:

                      SERIES A CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

        A. DESIGNATION. 7,631,250 shares of the authorized, but undesignated preferred stock, $.001 par value per share, of the Corporation are hereby constituted as a series of the preferred stock designated as "Series A Convertible Preferred Stock" ("SERIES A PREFERRED"). The original issue price of the Series A Preferred shall be $4.00 per share (the "ORIGINAL ISSUE PRICE"), as the same may be equitably adjusted after the date of issuance for any stock splits, combinations, consolidations, recapitalizations, reorganizations, reclassifications, stock distributions, stock dividends or other similar events (such adjustments described herein, "AS ADJUSTED"). The date on which the Corporation initially issues any share of Series A Preferred shall be deemed to be its "DATE OF ISSUANCE" regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share. The Series A Preferred shall have rights and preferences relative to all other classes and series of the capital stock of the Corporation as set forth herein.

        B. DIVIDENDS. The holders of the Series A Preferred shall be entitled to receive, when and as declared by the Board of Directors, dividends in such amounts as may be determined by the Board of Directors from time to time out of funds legally available therefor. No dividends (other than those payable solely in Common Stock) shall be paid on the Common Stock or any class or series of capital stock ranking junior, as to dividends, to the Series A Preferred during any fiscal year of the Corporation until there shall have been paid or declared and set apart during that fiscal year for the holders of the Series A Preferred a dividend in an amount per share equal to (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock times (ii) the amount per share of the dividend to be paid on the Common Stock.

        C.      PREFERENCE ON LIQUIDATION.

                1. Upon the occurrence of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a "LIQUIDATING EVENT"), each holder of Series A Preferred then outstanding shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made in respect of the Common Stock, or other series of preferred stock then in existence that is outstanding and junior to the Series A Preferred upon liquidation, an amount per share of Series A Preferred equal to the greater of: (i) the Original Issue Price, as adjusted, with respect to such share (the "LIQUIDATION VALUE"); or (ii) the amount the amount that would be receivable if the Series A Preferred had been converted into Common Stock immediately prior to such liquidation distribution, plus, in each case, accrued and unpaid dividends. For purposes of this Subsection C.1, a merger or consolidation involving the Corporation or sale of all or substantially all of the Corporation's assets shall not be deemed a Liquidating Event.

                2. Written notice of any such Liquidating Event stating a payment date, the place where such payment shall be made and the amount of each payment in liquidation shall be given by first class mail, postage prepaid, not less than ten (10) days prior to the payment date stated therein, to each holder of record of the Series A Preferred at such holder's address as shown in the records of the Corporation. If upon the occurrence of a Liquidating Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series A Preferred and all other classes or series of stock ranking on a parity with the Series A Preferred upon liquidation the full amount to which they shall be entitled, the holders of the Series A Preferred shall share ratably with any other such class or series in any distribution of assets according to the amounts that would be payable in respect of the shares held by each of them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

        D.      VOTING

                1. Except as otherwise expressly provided in Subsection D.2 or Section G hereof or as required by law, the holders of shares of Series A Preferred shall vote together with the holders of Common Stock as a single class. The holder of each share of Series A Preferred (i) shall be entitled to the number of votes with respect to such share equal to the number of shares of Common Stock into which such share of Series A Preferred could be converted on the record date for the subject vote or written consent (or, if there is no such record date, then on the date that such vote is taken or consent is effective) and (ii) shall be entitled to notice of any stockholders' meeting, in accordance with the Bylaws of the Corporation. Fractional votes shall not be permitted, and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of Series A Preferred held by each holder could be converted) shall be reduced to the nearest whole number.

                2. So long as the number of shares of Common Stock issuable upon conversion of the outstanding shares of Series A Preferred is greater than 10% of the number of outstanding shares of Common Stock on a fully diluted basis (including the conversion of all outstanding securities that are convertible into shares of Common Stock, whether or not the conditions to such conversion, if any, have been satisfied, and the exercise of all options or warrants to purchase shares of Common Stock, whether or not the conditions to exercise such purchase rights, if any, have been satisfied), the holders of record of the shares of Series A Preferred, exclusively and as a separate class, shall be entitled to elect one (1) director of the Corporation (the "SERIES A DIRECTOR"). Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the holders of the shares of Series A Preferred given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders. The holders of record of the shares of Common Stock and the holders of record of the shares of Series A Preferred, voting together as a single class shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. A vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection D.2.

        E.      Conversion Rights

                1. INITIAL CONVERSION PRICE. The "CONVERSION PRICE" of the Series A Preferred, before any adjustment is required pursuant to Section F, shall be $0.113157.

                2. RIGHT TO CONVERT. Each share of Series A Preferred and all accrued and unpaid dividends thereon shall be convertible at the option of the holder thereof, at any time after the issuance of such share, into fully paid and nonassessable shares of Common Stock of the Corporation. The number of shares of Common Stock into which each share of the Series A Preferred may be converted shall be determined by dividing the sum of the Original Issue Price and any accrued and unpaid dividends by the Conversion Price, as may be adjusted pursuant to Section F, in effect at the time of the conversion.

                3. AUTOMATIC CONVERSION. Each share of Series A Preferred and all accrued and unpaid dividends thereon shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series A Preferred (i) upon consummation of an underwritten public offering of the Common Stock yielding at least $30 million in net proceeds to the Corporation at a price per share (as adjusted) of at least $0.1414467, (ii) if
(a) the closing price of the Common Stock equals or exceeds $0.2828934 (as adjusted) for the twenty (20) consecutive-trading-day period ending within two
(2) days of the date on which the Corporation provides notice of such conversion as hereinafter provided (such date being referred to herein as the "Notice Date") and (b) either a registration statement registering for resale the shares of Common Stock issuable upon conversion of the Series A Preferred has been declared effective and remains effective and available for resales for the twenty (20)-day period immediately following the Notice Date, or Rule 144(k) promulgated under the Securities Act of 1933, as amended, is available for the resale of such shares, or (iii) on a date specified by vote or written consent of the holders of at least 67% of the then-outstanding shares of Series A Preferred. All holders of record of shares of Series A Preferred will be given at least ten (10) days' prior written notice of the date fixed for automatic conversion thereof pursuant to clause (ii) or (iii) above and the event causing the automatic conversion of the Series A Preferred into Common Stock. Notice of automatic conversion of the Series A Preferred pursuant to clause (i) above shall be given promptly following such conversion. Such notice shall be sent by first class mail, postage prepaid, to each holder of record of Series A Preferred at such holder's address as shown in the records of the Corporation. Each holder of shares of the Series A Preferred shall surrender the certificate or certificates for all such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled.

                4.      MECHANICS OF CONVERSION.

                        (i) The holder of any shares of Series A Preferred may exercise the conversion rights as to such shares or any part thereof by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Preferred, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation or accompanied by a written instrument or instruments of transfer (if required by it), accompanied by written notice stating that the holder elects to convert all or a number of such shares represented by the certificate or certificates. Such notice shall also state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "CONVERSION DATE." As promptly as practicable thereafter (but in any event within three (3) business days thereafter), the Corporation shall issue and deliver to such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check for cash with respect to any fractional interest in a share of Common Stock as provided in Subsection E.4 (ii). The holder shall be deemed to have become a stockholder of record on the applicable Conversion Date. Upon conversion of only a portion of the number of shares of Series A Preferred represented by a certificate surrendered for conversion, the Corporation shall issue and deliver to the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred not so converted.

                        (ii) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred. If more than one share of Series A Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred so surrendered. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any shares of Series A Preferred, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the value of such fractional interest based upon the Current Market Price of the Common Stock on the Conversion Date. For purposes of this Subsection E.(ii), the "CURRENT MARKET PRICE" per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System or NASDAQ Capital Market (or a similar system then in use), the last reported sales price (regular way) so reported on such day; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Corporation.

                        (iii) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series A Preferred so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                        (iv) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Series A Preferred, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred from time to time outstanding. The Corporation shall from time to time use its best efforts to obtain necessary director and stockholder approvals, in accordance with the laws of the State of Delaware, to increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred at the time outstanding, and shall take all such actions as are necessary to increase such authorized amount of Common Stock upon obtaining such approvals.

                        (v) If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be.

                        (vi) All shares of Common Stock that may be issued upon conversion of the shares of Series A Preferred will upon issuance by the Corporation be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

                        (viii) The Corporation will not, by amendment of the Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section E and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

                        (ix) If by the third trading day after a Conversion Date the Corporation fails to deliver the required number of shares of Common Stock underlying the Series A Preferred in the manner required pursuant to this Subsection E.4, then the applicable holder of Series A Preferred will have the right to rescind such conversion.

                        (x) If by the third trading day after a Conversion Date the Corporation fails to deliver the required number of shares of Common Stock underlying the Series A Preferred in the manner required pursuant to this Subsection E.4, and if after such third trading day and prior to the receipt of such shares of Common Stock, shares of Common Stock are purchased by or for the account of the applicable holder of Series A Preferred (in an open market transaction or otherwise) to deliver in satisfaction of a sale by such holder of the underlying shares of Common Stock which such holder anticipated receiving upon such conversion (a "BUY-IN") then the Corporation shall (1) pay in cash to such holder the amount by which (x) such holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of underlying shares of Common Stock that the Corporation was required to deliver to such holder in connection with such conversion by (13) the closing price of the Common Stock on the Conversion Date and (2) at the option of such holder, either reinstate the number of shares of Series A Preferred for which such conversion was not honored or deliver to such holder the number of shares of Common Stock that would have been issued had the Corporation timely complied with its conversion and delivery obligations hereunder. Any such holder of Series A Preferred shall provide the Corporation written notice indicating the amounts payable to such holder in respect of the Buy-In.

                5.      LIMITATIONS ON CONVERSION.

        (i) The Corporation shall not effect the conversion of any share of Series A Preferred, and no person who is a holder of Series A Preferred shall have the right to convert shares of Series A Preferred into shares of Common Stock, to the extent that after giving effect to such conversion, such person (together with such person's affiliates) would beneficially own in excess of 9.999% of the shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon conversion of Series A Preferred with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining unconverted shares of Series A Preferred beneficially owned by such person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such person and its affiliates (including, without limitation, shares of convertible stock, any debentures, convertible notes or other convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Certificate of Designation, in determining the number of outstanding shares of Common Stock, a holder of Series A Preferred may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Corporation, or (3) any other notice by the Corporation or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any holder of Series A Preferred, the Corporation shall within five business days confirm orally and in writing to such holder of Series A Preferred the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation by such holder of Series A Preferred and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the conversion of shares of Series A Preferred, the Corporation shall be entitled to rely on a representation by the holder of such shares of Series A Preferred as to the number of shares that it beneficially owns for purposes of the above 9.999% limitation calculation. Notwithstanding the foregoing, the provisions of this

        Subsection E.5(i) shall not be applicable to any person who notifies the Secretary of the Corporation in writing prior to the purchase of any share of Series A Preferred that such person irrevocably elected not to have such provisions apply to any shares of Series A Preferred owned by record by such person.

                        (ii) If and to the extent this Subsection E.5 would restrict the ability of a holder of Series A Preferred to convert each share of Series A Preferred in the event of a delivery of an automatic conversion pursuant to Subsection E.3, then notwithstanding anything to the contrary set forth in the notice delivered to such holder of Series A Preferred pursuant to Subsection E.3, such notice shall be deemed automatically amended to apply only to such shares of Series A Preferred as may be converted by such holder in accordance with this Subsection
        E.5. A holder of Series A Preferred will promptly notify the Corporation in writing following receipt of a notice if this Subsection E.5. would restrict its conversion of shares of Series A Preferred, specifying therein the shares of Series A Preferred so restricted.

        F. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                1. STOCK SPLITS, DIVIDENDS AND COMBINATIONS. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock or shall issue a dividend in Common Stock on its outstanding Common Stock without a corresponding adjustment with respect to the Series A Preferred, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combined the outstanding shares of Common Stock into a lesser number of shares of Common Stock without a corresponding adjustment with respect to the Series A Preferred, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, concurrently with the effectiveness of such subdivision, dividend or combination, as the case may be.

                2.      NONCASH  DIVIDENDS,   STOCK  PURCHASE  RIGHTS,   CAPITAL
REORGANIZATIONS AND DISSOLUTIONS. In case:

                        (i) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or any other distribution, other than distributions payable in cash, or subdivisions or combinations of the Corporation's outstanding shares of Common Stock; or

                        (ii) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                        (iii)   of   any   capital    reorganization    of   the
        Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation or other entity, or of the conveyance of all or substantially all of the assets of the Corporation to another corporation or other entity;

then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Series A Preferred, at least ten (10) days prior to the date hereinafter specified, a notice stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights or (ii) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance dissolution, liquidation or winding up.

        G. PROTECTIVE PROVISIONS. So long as at least 1,750,000 shares of Series A Preferred are outstanding (subject to adjustment for stock splits, combinations and the like), in addition to any other approvals required by applicable law, the prior consent, approval or vote of the holders of a majority of the outstanding Series A Preferred shall be required (in addition to any consent or approval otherwise required by law) for the Corporation to take any of the following actions:

                (1) liquidate, dissolve or wind-up the business and affairs of the Corporation effect any Liquidation Event, or consent to or agree to any of the foregoing;

                (2) amend, alter or repeal any provision of the Certificate (whether by merger or otherwise) so as to affect the rights, preferences or privileges of the Series A Preferred;

                (3) authorize, create, designate, establish or issue (whether by merger or otherwise) (i) an increased number of shares of Series A Preferred, or (ii) any other class or series of capital stock ranking senior to or on parity with the Series A Preferred as to dividends or upon liquidation or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or upon liquidation superior to or on parity with any such preference or priority of Series A Preferred;

                (4) purchase or redeem, or pay or declare any dividend or make any distribution on, any securities junior in priority to the Series A Preferred; or

                (5) make any change in the size of the Board of Directors of the Corporation, except as may be necessary to comply with applicable law or regulation.

        H. AMENDMENT; WAIVER. Any term of the Series A Preferred may be amended or waived upon the written consent of the Corporation and the holders of at least a majority of the Series A Preferred then outstanding, voting together as a single class; provided, however that the number of Conversion Shares issuable hereunder and the Conversion Price may not be amended, and the right to convert the Series A Preferred may not be altered or waived, without the written consent of the holders of all of the Series A Preferred then outstanding.

        I. ACTION BY HOLDERS. Any action or consent to be taken or given by the holders of the Series A Preferred may be given either at a meeting of the holders of the Series A Preferred called and held for such purpose or by written consent.

        IN WITNESS WHEREOF, Strong Technical Inc. has caused this Certificate to be signed by ________________________, its ________________________, this 30th day of January, 2006.

                                        STRONG TECHNICAL INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT E
                                                                       ---------

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made as of January 30, 2006, by and between Strong Technical Inc., a Delaware corporation (the "Company"), and those 9 persons whose names appear on Schedule A, as such Schedule A is amended from time to time (collectively, the "Investors").

                                   WITNESSETH:
                                   -----------

        WHEREAS, the Company has entered into a Securities Purchase Agreement, dated January 30, 2006, with each of the Investors (the "Purchase Agreement"), pursuant to which each Investor has agreed to purchase units, each unit consisting of two shares of the Company's Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), and a stock purchase warrant (a "Warrant") to purchase one share of Common Stock (defined below), for $0.1414467, subject to adjustment; and

        WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the Company has agreed to grant certain registration rights to the Investors on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

        1. DEFINITIONS. The following terms used in this Agreement shall have the meanings set forth below:

                1.1     "Commission"   means   the   Securities   and   Exchange
Commission or any other federal agency at the time administering the Securities Act.

                1.2 "Common Stock" shall mean the common stock, par value $.001 per share, of the Company, or any class of securities into which the Common Stock may be reclassified hereafter.

                1.3     "Exchange  Act"  means the  Securities  Exchange  Act of
1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                1.4 "Form S-1" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

                1.5 "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                1.6 "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission

                1.7 "Registrable Securities" means the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and/or the exercise of the Warrants purchased pursuant to the Purchase Agreement.

                1.8 "Registration Expenses" means all expenses incurred by the Company in compliance with Section 3 of this Agreement, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, the expenses of any special audits incident to or required by any such registration and the expense of any "comfort letters" (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                1.9 "Required Investors" means the Investors holding a majority of the Registrable Securities.

                1.10 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                1.11 "Selling Expenses" means all selling commissions or underwriter's discounts applicable to the sale of Registrable Securities.

        2.      REGISTRATION.

                2.1 The Company will file, within 70 days of the date of this Agreement (the "Filing Date"), a registration statement on Form S-1 (or such other form as is appropriate) registering the offer and sale of the Registrable Securities by the holders thereof and containing the "PLAN OF DISTRIBUTION" attached hereto as SCHEDULE B. Except for those holders of the Company's securities with registration rights listed on SCHEDULE 2.1(w) to the Purchase Agreement, such registration statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the holders of a majority of the Registrable Securities.

                2.2 Upon the written demand of any Investor and upon any change in the Warrant Price (as defined in the Warrants) such that additional shares of Common Stock become issuable upon the exercise of the Warrants, the Company shall prepare and file with the SEC one or more registration statements on Form S-1 or amend the registration statement filed pursuant to Section 2.1 above if such registration statement has not previously been declared effective (or, if Form S-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of such additional shares of Common Stock (the "ADDITIONAL SHARES"), subject to the Required Investors' consent) covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective registration statement. Such registration statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares.

                2.3 Promptly following the date (the "QUALIFICATION DATE") upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities or Additional Shares, as applicable, for resale, but in no event more than thirty (30) days after the Qualification Date (the "QUALIFICATION DEADLINE"), the Company shall file a registration statement on Form S-3 covering the Registrable Securities or Additional Shares, as applicable (or a post-effective amendment on Form S-3 to any registration statement on Form S-1) (a "SHELF REGISTRATION STATEMENT") and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter.

                2.4     If (a) the  registration  statement  required by Section
2.1 is not filed by the Filing Date or is not declared effective by the Commission within 120 days of the date of this Agreement (unless such registration statement is subject to a partial or full review by the Commission, in which case such date by which the registration statement must be declared effective by the Commission shall be extended to the earlier of (i) 60 days from the date of the first comment letter received by the Company from the Commission or (ii) 150 days from the date of this Agreement), (b) a registration statement required by Section 2.2 is not filed within 20 days of the date of request by any Investor or such registration statement is not declared effective within 120 days of the date of such request (unless such registration statement is subject to a partial or full review by the Commission, in which case such date by which the registration statement must be declared effective by the Commission shall be extended to the earlier of (i) 60 days from the date of the first comment letter received by the Company from the Commission or (ii) 150 days from the date of such request), (c) a Shelf Registration covering the Registrable Securities is not filed by the Commission on or prior to the Qualification Deadline or declared effective within 120 days of the Qualification Deadline (unless such registration statement is subject to a partial or full review by the Commission, in which case such date by which the registration statement must be declared effective by the Commission shall be extended to the earlier of (i) 60 days from the date of the first comment letter received by the Company from the Commission or (ii) 150 days from the Qualification Deadline), (d) a registration statement filed pursuant to this Agreement is not declared effective by the Commission within five days of the date the Company receives notice from the Commission that such registration statement will not be reviewed or is no longer subject to further review and comments, or (e) after a registration statement filed pursuant to this Agreement has been declared effective by the Commission, sales cannot be made pursuant to such registration statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the registration statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to Section 2.5 below (any such failure or breach being referred to as an "Event" and the date on which such Event occurs being referred to as "Event Date"), then, on the Event Date and on the date of every monthly anniversary thereof until the Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the amount paid by such Investor pursuant to the Purchase Agreement for the Registrable Securities purchased by such

Investor.  If the Company fails to pay any liquidated  damages  pursuant to this
Section 2.4 in full within three days after the date payable, the Company will pay to the Investor interest thereon at the rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

                2.5 For not more than twenty (20) consecutive days or for a total of not more than forty (40) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration statement contemplated by this Section 2 containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "ALLOWED DELAY"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under any registration statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

        3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement will be borne by the Company, and all Selling Expenses will be borne by the Investors.

        4.      REGISTRATION PROCEDURES.

                4.1 With respect to any registration effected by the Company pursuant to this Agreement, the Company will confirm initiation of the registration by giving written notice of initiation and completion thereof to all of the Investors and will, at its expense:

                        (a) Keep the registration statement covering the Registrable Securities continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such registration statement as amended from time to time, have been sold, and
(ii) the date on which all Registrable Securities covered by such registration statement may be sold pursuant to Rule 144(k) (the "EFFECTIVENESS PERIOD") and advise the Investors in writing when the Effectiveness Period has expired;

                        (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                        (c) Notify each seller of the Registrable Securities covered by the registration statement of the declaration by the Commission of the effectiveness of such registration statement and of any stop order issued or threatened by the Commission in collection therewith; therewith;

                        (d) Comply with Rule 172 and, if the Company is unable to satisfy the conditions of Rule 172, so notify the Investors and promptly furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as an Investor from time to time may reasonably request;

                        (e) Notify each seller of Registrable Securities covered by the registration statement of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and file with the Commission pursuant to Rule 424(b) and, if requested by any seller, furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                        (f) List all such Registrable Securities registered in the registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                        (g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, not later than the effective date of the registration;

                        (h) Make available for inspection by any Investor and any attorney or accountant retained by any such Investor, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company s officers and directors to supply all information reasonably requested by any such Investor, attorney or accountant in connection with the registration statement;

                        (i) Furnish to each selling Investor upon request a copy of all documents filed with and all correspondence from or to the Commission in connection with the offering;

                        (j) Use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue sky" laws of such jurisdictions within the United States as any seller of Registrable Securities covered by the registration statement may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

                        (k) Make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11 (a) of the Securities Act.

                4.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities of any Investor that such Investor shall furnish to the Company such information regarding itself and the Registrable Securities held by it as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                4.3 In connection with the preparation and filing of the registration statement under this Agreement, the Company will give the Investors on whose behalf such Registrable Securities are to be registered and their respective counsel and accountants the opportunity to review and make comments to the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Investor such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Investors or their counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

        5.      INDEMNIFICATION.

                5.1 To the extent permitted by law, the Company will indemnify and hold harmless each Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon (i) any breach by the Company of its obligations hereunder, (ii) any untrue statement or alleged untrue statement, or any misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus, "free writing prospectus" as defined in Rule 163 under the Securities Act, offering circular or other document, notification or the like, or any amendments or supplements thereto, or arise out of or are based upon the omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of applicable state and federal securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the registration, qualification or compliance; and will reimburse each such Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, for any legal or other expenses reasonably incurred and as incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case for any such loss claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement made in reliance upon and based upon written information furnished to the Company expressly for use in connection with such registration by any such Investor or controlling Person.

                5.2 To the extent permitted by law, each Investor severally but not jointly will, if Registrable Securities held by such Investor are included in the securities as to which the registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, and each Person, if any, who controls the Company (other than such Investor), against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof) to which the Company or any such director, officer, controlling Person, agent or attorney may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement was made in such registration statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information with respect to such Investor furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company, each of its directors and officers, and each Person controlling the Company for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in the registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein. Notwithstanding anything to the contrary contained herein, no Investor shall be liable under this Section 5.2 for any amount in excess of the net proceeds to such Investor from the sale of Registrable Securities giving rise to such liability.

                5.3 Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party may reasonably be deemed to conflict with the interests of the indemnifying party the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expense and fees of such separate counsel and other expenses relating to such participation to be reimbursed by the indemnifying party as incurred. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall not relieve such indemnifying party of liability to the indemnified party under this paragraph, but such liability shall be reduced in accordance with the extent of such prejudice. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                5.4 If for any reason the indemnification provided for in Sections 5.1 and 5.2 is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

        6.      OBLIGATIONS OF THE INVESTORS.

                (a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of any registration statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the registration statement. An Investor shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such registration statement if such Investor elects to have any of the Registrable Securities included in the registration statement.

                (b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a registration statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such registration statement.

                (c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to
Section 2.5 or (ii) the happening of an event. pursuant to Section 4(e) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

        7. TRANSFER OR ASSIGNMENT. The rights to cause the Company to register granted by the Company under this Agreement may be assigned or otherwise transferred by any Investor or by any subsequent transferee of any such rights without the written consent of the Company.

        8. NO CONFLICT OF RIGHTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Investors in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to any holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Investors in this Agreement.

        9. EXCHANGE ACT COMPLIANCE. So long as the Company remains subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any Investor holding Registrable Securities, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

        10.     MISCELLANEOUS.

                10.1 DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision will be applicable whether such action is taken directly or indirectly by such person.

                10.2 GOVERNING LAW. This Agreement will be deemed to have been made and delivered in New York, New York and will be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern. District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND

REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                10.3    SECTION   HEADINGS.  The  headings of the  sections  and
subsections of this Agreement are inserted for convenience only and may not be deemed to constitute a part thereof.

                10.4 NOTICES. All communications and notices under this Agreement must be in writing and delivered by hand or mailed by overnight courier that can provide receipt of delivery or by registered or certified mail, postage prepaid:

        If to the Company:  Strong Technical Inc.
                            c/o Henan Zhongpin Food Share Co., Ltd.
                            21 Changshe Road
                            Changge City, Henan Province
                            The People's Republic of China

        If to any Investor: To the address set forth in the Purchase Agreement

                10.5 SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                10.6 ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties.

                10.7 COUNTERPARTS; FAX EXECUTION. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will be considered one and the same agreement. This Agreement may be executed by fax delivery of a signed signature page to the other parties and such fax execution will be effective for all purposes.

                10.8 SEVERABILITY Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms. and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [SIGNATURE PAGE FOLLOWS]

EXECUTED:

                                        STRONG TECHNICAL INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        AMARANTH GLOBAL EQUITIES MASTER
                                          FUND LIMITED

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ATLAS CAPITAL MASTER FUND LP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ATLAS CAPITAL (Q.P.), LP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        BFS US SPECIAL OPPORTUNITIES TRUST PLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CRESTVIEW CAPITAL MASTER LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        D.H. VERMOEGENSVERWALTUNG - und
                                          BETEILIGUNGSGESELLSCHAFT mbH

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        JAYHAWK CHINA FUND (CAYMAN), LTD.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PINNACLE CHINA FUND LP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        RENAISSANCE US GROWTH INVESTMENT
                                          TRUST PLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ----------------------------------------
                                        MICHAEL ROSS

                                        SANDOR CAPITAL MATER FUND,  LP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOUTHWELL PARTNERS, LP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SPECIAL SITUATIONS PRIVATE EQUITY
                                          FUND, L.P.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SPECIAL SITUATIONS FUND III QP, L.P.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       SPECIAL SITUATIONS FUND III, L.P.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       SRB GREEWAY OFFSHORE OPERATING FUND, L.P.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       SRB GREENWAY CAPITAL, L.P.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       SRB GREENWAY CAPITAL (OP), L.P.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       VISION OPPORTUNITY MASTER FUND LTD.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WS OPPORTUNITY FUND, L.P.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WS OPPORTUNITY FUND (QP), L.P.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      SCHEDULE A
                                                                      ----------

                                LIST OF INVESTORS


Pinnacle China Fund LP

Amaranth Global Equities Master Fund Limited
Atlas Capital Master Fund LP
Atlas Capital (Q.P.), L.P.
Atlas Capital Offshore Exempt Fund, Ltd.
BFS US Special Opportunities Trust PLC
Crestview Capital Master LLC
D.H. Vermoegensverwaltung - und Beteiligungsgesellschaft mbH
Jayhawk China Fund (Cayman), Ltd.
Renaissance US Growth Investment Trust PLC
Michael Ross
Sandor Capital Master Fund, LP
Southwell Partners, LP
Special Situations Private Equity Fund, L.P.
Special Situations Fund III QP, L.P.
Special Situations Fund 111, L.P.
SRB Greenway Offshore Operating Fund, L.P.
SRB Greenway Capital, L.P.
SRB Greenway Capital (QP), L.P.
Vision Opportunity Master Fund, LTD.
WS Opportunity Fund International, Ltd.
WS Opportunity Fund, L.P.
WS Opportunity Fund (QP), L.P.

                                                                      SCHEDULE B
                                                                      ----------

                              PLAN OF DISTRIBUTION

        We are registering the shares of common stock on behalf of the selling stockholders. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

        o transactions on any national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

        o  in the over-the-counter market;

        o in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

        o in connection with short sales of the shares entered into after the effective date of the registration statement of which this prospectus is a part;

        o  by pledge to secure or in payment of debt and other obligations;

        o through the writing of options, whether the options are listed on an options exchange or otherwise;

        o  in connection with the writing of non-traded and exchange-traded call
           options,   in  hedge   transactions   and  in   settlement  of  other
           transactions in standardized or over-the-counter options; or

        o  through a combination of any of the above transactions.

        Each selling stockholder and its successors, including its transferees, pledgees or donees or their successors, may sell the common stock directly to the purchaser or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholder or the purchaser. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

        In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

        The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

        In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such brokerdealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledgee intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

        The selling stockholders also may transfer shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of common stock will be paid by the selling stockholders and/or the purchasers. Each selling stockholder has represented and warranted to us that such selling stockholder acquired the securities subject to this prospectus in the ordinary course of such selling stockholder's business and, at the time of its purchase of such securities, such selling stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

        We have advised each selling stockholder that it may not use shares to be sold under this prospectus to cover short sales of common stock made prior to the date on which the registration statement of which this prospectus forms a part shall have been declared effective by the Commission. If a selling stockholder uses this prospectus for any sale of common stock, it will be subject to the prospectus delivery requirements of the Securities Act. The selling stockholders will be responsible to comply with the applicable provisions of the Securities Act P and the Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such selling stockholders in connection with resales of their respective shares under this prospectus.

        We entered into a registration rights agreement for the benefit of the selling stockholders to register the common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemifification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the registration of the offering and sale of the common stock.

                                                                       EXHIBIT F

                    FORM OF MAKE GOOD SHARE ESCROW AGREEMENT

                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement"), dated as of January 30, 2006, is entered into by and among Strong Technical Inc., a Delaware corporation (the "Company"), each of the parties listed below that is a stockholder of the Company (collectively, the "Stockholders"), and Law Debenture Trust Company of New York, a New York banking corporation, as escrow agent (hereinafter referred to as the "Escrow Agent").

         WHEREAS, the Company has entered into a Securities Purchase Agreement dated as of the date hereof (the "SPA") pursuant to which the Company is issuing (the "Offering") an aggregate of 6,900,000 shares of Series A Preferred Stock and Warrants to acquire 121,954,050 shares of Common Stock to a number of institutional investors (the "Purchasers"). As an inducement to the Purchasers to participate in the Offering, the Stockholders have agreed to place the "Escrow Shares" (as hereinafter defined) into escrow for the benefit of the Purchasers in the event the Company fails to satisfy certain performance thresholds described in Section 4 hereof.

         WHEREAS, pursuant to the requirements of the SPA, the Company and the Stockholders have agreed to establish an escrow for the benefit of the Purchasers on the terms and conditions set forth in this Agreement;

         WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned them in the SPA;

         NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

         1. Appointment of Escrow Agent. The Stockholders and the Company hereby appoint Law Debenture Trust Company of New York, as escrow agent to act in accordance with the terms and subject to the conditions set forth in this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

         2.       Establishment of Escrow. Upon the execution of this Agreement,
(i) each of the Stockholders is delivering to the Escrow Agent two (2) stock certificates, each evidencing a number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), set forth opposite the name of such Stockholder on Schedule A hereto (the "Escrow Shares"), together with two
(2) stock powers executed in blank (the "Escrow Powers") and (ii) the Company is delivering to the Escrow Agent (A) written irrevocable instructions (the
"Transfer Instructions") to the transfer agent for the Common Stock (the "Transfer Agent") instructing the Transfer Agent to issue new certificates representing the Escrow Shares as directed by the Escrow Agent upon receipt by the Transfer Agent of the certificates representing the Escrow Shares and the Escrow Powers, and (B) an opinion of counsel addressed to the Transfer Agent (the "Transfer Opinion") to the effect that the Transfer Agent is authorized to transfer the Escrow Shares as directed by the Escrow Agent and any such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended. The Escrow Shares, the Escrow Powers, the Transfer Instructions and the Transfer Opinion are hereinafter referred to collectively as the "Escrow Deposit." The Escrow Agent hereby acknowledges receipt of the Escrow Deposit.

         3. Representations of the Stockholders. Each of the Stockholders hereby severally and not jointly represents and warrants as follows:

                           (i) Such Stockholder has the power and authority to execute and deliver this Agreement and to deliver its Escrow Shares and Escrow Powers as contemplated hereby. This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (ii) No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person or entity is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by such Stockholder.

                           (iii) The Escrow Shares delivered by such Stockholder are validly issued, fully paid and nonassessable shares of the Common Stock of the Company. Such Stockholders owns the Escrow Shares deposited hereunder by such Stockholder beneficially and of record, free and clear of any liens, claims or encumbrances (collectively, "Encumbrances"), other than those created pursuant to the terms of this Agreement and those arising under applicable federal and state securities laws. Except for this Agreement, there are no agreements (i) granting to any person or entity any option, warrant or right of first refusal with respect to the Escrow Shares deposited hereunder by such Stockholder, (ii) restricting the right of such Stockholder to transfer the Escrow Shares deposited hereunder by such Stockholder as contemplated hereby, or (iii) restricting any other right of such Stockholder with respect to the Escrow Shares deposited hereunder by such Stockholder. Such Stockholder has the absolute and unrestricted right, power and capacity to sell, assign and transfer the Escrow Shares deposited hereunder by such Stockholder as contemplated hereby free and clear of any Encumbrances (except for Encumbrances created pursuant to applicable federal and state securities laws). Upon delivery to the Purchasers of the Escrow Shares and the Escrow Powers deposited hereunder by such Stockholder, the Purchasers will acquire good, valid and marketable title to the Escrow Shares deposited hereunder by such Stockholder, free and clear of any Encumbrances.

                           (iv) The performance by such Stockholder of this Agreement and the compliance by such Stockholder with the provisions hereof will not violate any provision of any applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, the Escrow Shares deposited hereunder by such Stockholder pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon such Stockholder.

         4.       Disbursement of Escrow Deposit.

                  (a) In the event the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2006 ("Fiscal 2006"), as filed by the Company with the U.S. Securities and Exchange Commission (the "Commission") in the Company's Annual Report on Form 10-K for Fiscal 2006, reflect a consolidated net loss for the Company for Fiscal 2006 or consolidated net income of the Company for Fiscal 2006 of less than $7,927,000, the Escrow Agent shall, upon receipt of the related Accountant's Certification (as defined below) for Fiscal 2006, deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2006" on Schedule B hereto, (ii) the related Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. In the event the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2007 ("Fiscal 2007"), as filed by the Company with the Commission in the Company's Annual Report on Form 10-K for Fiscal 2007, reflect a consolidated net loss of the Company for Fiscal 2007 or consolidated net income of the Company for Fiscal 2007 of less than $15,000,000, the Escrow Agent shall, upon receipt of the related Accountant's Certification for Fiscal 2007, deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2007" on Schedule B hereto, (ii) the related Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. The Company shall deliver to the Escrow Agent a copy of its Annual Report on Form 10-K for each of Fiscal 2006 and Fiscal 2007 within two business days of the date such Annual Report is filed with the Commission, together with a certification (an "Accountant's Certification") from the Company's independent auditor for such fiscal year certifying the amount of the Company' consolidated net income or consolidated net loss, as the case may be, for such fiscal year. The Escrow Agent need only rely on the Accountant's Certification of the Company's independent auditor in determining the amount of the Company's consolidated net income or consolidated net loss, as the case may be, for any fiscal year. If no Escrow Shares are to be transferred to the Purchasers pursuant to this Section 4 for Fiscal 2006 or Fiscal 2007, as the case may be, the Escrow Agent shall promptly deliver to each Stockholder one of the stock certificates received by the Escrow Agent from such Stockholder, together with one of the stock powers executed by such Stockholder in blank.

                  (b) In the event the Company shall fail to deliver to the Escrow Agent a copy of its Annual Report on Form 10-K for Fiscal 2006, together with the related Accountant's Certification, on or before May 31, 2007, the Escrow Agent shall deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2006" on Schedule B hereto, (ii) the relate Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. In the event the Company shall fail to deliver to the Escrow Agent a copy of its Annual Report on Form

10-K for Fiscal 2007, together with the related Accountant's Certification, on or before May 31, 2008, the Escrow Agent shall deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2007" on Schedule B hereto, (ii) the relate Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion.

                  (c) At the time of delivery of each Accountant's Certification, or promptly upon the written request of the Escrow Agent, the Company shall furnish to the Escrow Agent in writing the name, address and telephone number of the Company's then-existing Transfer Agent.

         5. Voting, Dividends and Liquidation. So long as the Escrow Agent holds any Escrow Shares:

                           (i) Such Escrow Shares shall have all voting rights to which the shares of Common Stock are entitled, and the Stockholders shall be entitled to vote such Escrow Shares at any meeting of stockholders of the Company.

                           (ii) Any dividends paid on such Escrow Shares shall be paid to the Escrow Agent by checks of the Company made payable to the Escrow Agent with a notation of this Agreement thereon and any such dividends shall be held pursuant to the terms of this Agreement. The Escrow Agent shall treat such dividends as Escrow Deposit, available for distribution under the terms of Paragraph 4 above. The Escrow Agent shall place the dividends in a non-interest bearing escrow account. In connection with the release of such Escrow Shares, the dividends thereon will be disbursed from the escrow account to the recipient of the related Escrow Shares pursuant to Section 4 above.

                           (iii) Stock dividends on, and shares resulting from stock splits of, such Escrow Shares shall be delivered to the Escrow Agent and shall be held pursuant to this Agreement and distributed in connection with the release of the related Escrow Shares to the recipient thereof pursuant to Section 4 hereof.

                           (iv) The Stockholders agree that in the event of dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of the Company's assets or securities (including by way of tender offer), or any transaction or proceeding with any third party that results in the distribution of the assets or securities of the Company, the Stockholders will share on a pro rata, per share basis in the distribution, in proportion to the number of shares of equity securities of the Company that they then own at the time of the distribution, which shall include such Escrow Shares adjusted for stock splits, stock dividends, recapitalizations and the like. Notwithstanding the foregoing, the distribution of assets or securities received by the Stockholder with respect to such Escrow Shares shall be held pursuant to this Agreement in place of the Escrow Shares for which such assets or securities were distributed.

         6. Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Shares, the Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. The Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing the Escrow Agent. If the Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in New York County, New York, and the Escrow Deposit shall be deposited with the court and in such event the Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to the Escrow Deposit.

         7.       Exculpation and Indemnification of the Escrow Agent.

                  (a) The Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. The Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice. The Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than the Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Agreement and instructions to the Escrow Agent pursuant to the terms of this Agreement, the Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

                  (b) The Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of New York upon fiduciaries.

                  (c) The Escrow Agent will be indemnified and held harmless by the Company from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by the Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of the Escrow Agent hereunder; except, that if the Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then the Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence. Promptly after the receipt by the Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, the Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, of in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto., and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 7 shall survive the termination of this Agreement.

         8. Compensation of Escrow Agent. Upon execution and delivery of the Agreement, the Company will pay the Escrow Agent $7,500 for all services rendered by the Escrow Agent hereunder.

         9. Resignation of Escrow Agent. At any time, upon thirty (30) days' written notice to the Company, the Escrow Agent may resign as escrow agent hereunder upon the appointment of a successor escrow agent reasonably satisfactory to the Purchasers holding a majority of the shares of Series A Preferred Stock then outstanding. Upon the appointment of a successor escrow agent, the Escrow Agent will promptly deliver to such successor escrow agent the Escrow Deposit, at which point the resigning Escrow Agent shall have no further duties or obligations hereunder. If, by the end of the 30-day period following the giving of notice of resignation by Escrow Agent, no successor escrow agent has been appointed, the Escrow Agent may interplead the Escrow Deposit into the registry of any court having jurisdiction.

         10. Records. The Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, the Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by the Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to the Escrow Agent.

         11. Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier.

         12. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Deposit shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only with the prior written consent of the Purchasers holding a majority of the shares of Series A Preferred Stock then outstanding. Any such amendment or modification shall be in writing signed by all of the parties hereto.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF NEW YORK COUNTY, NEW YORK, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

         15. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         16. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

         17. Duration. This Agreement shall terminate on the distribution by the Escrow Agent of all of the Escrow Shares.

         18. Third Party Beneficiary. Each Purchaser is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                               STRONG TECHNICAL INC.



                                               By:______________________________
                                                  Name:
                                                  Title:

                                                  LAW DEBENTURE TRUST COMPANY
                                                    OF NEW YORK, as Escrow Agent



                                                  By:___________________________
                                                     Name:
                                                     Title:

                                             STOCKHOLDERS:


                                                  ______________________________
                                                  ZHU, Xianfu


                                                  ______________________________
                                                  BEN, Boake


                                                  ______________________________
                                                  LIU, Chaoyang


                                                  ______________________________
                                                  WANG, Qinghe


                                                  ______________________________
                                                  SI, Shuichi


                                                  ______________________________
                                                  WANG, Juanjuan


                                                  ______________________________
                                                  LIN, Yousu


                                                  ______________________________
                                                  WANG, Qian


                                                  ______________________________
                                                  WANG, Yunchun

                                                                      SCHEDULE A
                                                                      ----------

                                              NUMBER OF              NUMBER OF
                                            ESCROW SHARES          ESCROW SHARES
  NAME OF STOCKHOLDER        ADDRESS         FISCAL 2006            FISCAL 2007
  -------------------        -------         -----------            -----------
Zhu, Xianfu                     *             11,255,250             11,255,250
Ben, Baoke                      *              1,481,345              1,481,345
Liu, Chaoyang                   *              1,095,599              1,095,599
Wang, Qinghe                    *              1,081,681              1,081,681
Si, Shuichi                     *              1,049,867              1,049,867
Wang, Juanjuan                  *                938,517                938,517
Lin, Yousu                      *                994,192                994,192
Wang, Qian                      *                994,192                994,192
Wang, Yunchun                   *                994,192                994,192



----------------------

* c/o Henan Zhongpin Food Share Co., Ltd., 21 Changshe Road, Changge City, Henan Province, The People's Republic of China

                                                                      SCHEDULE B
                                                                      ----------

                                                                                          NUMBER OF         NUMBER OF
                                                                           TAX I.D.     ESCROW SHARES     ESCROW SHARES
       NAME OF PURCHASER                         ADDRESS                    NUMBER       FISCAL 2006       FISCAL 2007
       -----------------                         -------                    ------       -----------       -----------

Pinnacle China Fund L.P.         4965 Preston Park Blvd                   20-3358464      4,322,573         4,322,573
                                 Suite 240
                                 Plano, TX 75093

Amaranth Global Equities         c/o Dundee Leeds Management Services     98-0411928       720,429           720,429
  Master Fund Limited              (Cayman) Ltd.
                                 Waterfront Centre
                                 28 N. Church St, 2nd Fl.
                                 George Town, Grand Cayman
                                 Cayman Islands, British West Indies

Atlas Capital Master Fund LP     c/o Admiral Administration                                817,687           817,687
                                 Admiral Financial Center, 5th Floor
                                 90 Fort Street
                                 Box 32021
                                 SMB
                                 Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), LP         100 Cresent Court, Suite 800             33-1025414       495,655           495,655
                                 Dallas, TX 75201

Atlas Capital Offshore Exempt    c/o Admiral Administration                                127,516           127,516
  Fund, Ltd.                     Admiral Financial Center, 5th Floor
                                 90 Fort Street
                                 Box 32021
                                 SMB
                                 Grand Cayman, Cayman Islands

                                                                                          NUMBER OF         NUMBER OF
                                                                           TAX I.D.     ESCROW SHARES     ESCROW SHARES
       NAME OF PURCHASER                         ADDRESS                    NUMBER       FISCAL 2006       FISCAL 2007
       -----------------                         -------                    ------       -----------       -----------

BFS US Special Opportunities     Front National Bank                                       720,429           720,429
  Trust PLC                      100 W. Houston Street
                                 San Antonio, TX 78205
                                 Attn: Henri Domingues T-8

Crestview Capital Master LLC     95 Revere Drive, Suite A                 20-0512894       720,429           720,429
                                 Northbrook IL 60062

D.H. Vermoegensverwaltung -      Op de Loh 7                                              3,602,144         3,602,144
  und Beteiligungsgesellschaft   25337 Elmshorn
  mbH                            Germany

Jayhawk China Fund (Cayman),     c/o Genesis Fund Service Limited         98-0170144      1,440,858         1,440,858
  Ltd.                           8201 Mission Road, Suite 110
                                 Prairie Village, KS 66208

Renaissance US Growth            Front National Bank                                       720,429           720,429
  Investment Trust PLC           100 W. Houston Street
                                 San Antonio, TX 78205
                                 Attn: Henri Domingues T-8
                                 Dallas, TX [7206]

Michael P. Ross                  300 Central Park West, Apt. 15-C2       ###-##-####       216,129           216,129
                                 New York, New York 10024

Sandor Capital Master Fund,      2828 Routh Street, Suite 500             27-0013809       360,214           360,214
  L.P.                           Dallas, TX 75201

Southwell Partners, L.P.         1901 North Akard Street                  75-2345339      1,260,750         1,260,750
                                 Dallas, TX 75201

                                                                                          NUMBER OF         NUMBER OF
                                                                           TAX I.D.     ESCROW SHARES     ESCROW SHARES
       NAME OF PURCHASER                         ADDRESS                    NUMBER       FISCAL 2006       FISCAL 2007
       -----------------                         -------                    ------       -----------       -----------

Special Situations Private       527 Madison Avenue, Suite 2600           13-3916551       618,128           618,128
  Equity Fund, L.P.              New York, NY 10022

Special Situations Fund III QP,  527 Madison Avenue, Suite 2600           13-3737427      1,419,965         1,419,965
  L.P.                           New York, NY 10022

Special Situations Fund III,     527 Madison Avenue, Suite 2600           55-0898321       123,193           123,193
  L.P.                           New York, NY 10022

SRB Greenway Offshore            300 Crescent Court, Suite 1111                             19,235            19,235
Operating Fund, L.P.             Dallas, TX 75201
                                 Attn: Joe Worsham

SRB Greenway Capital, L.P.       300 Crescent Court, Suite 1111           20-1718174        38,399            38,399
                                 Dallas, TX 75201
                                 Attn: Joe Worsham

SRB Greenway Capital (QP),       300 Crescent Court, Suite 1111           20-1939469       302,580           302,580
  L.P.                           Dallas, TX 75201
                                 Attn: Joe Worsham

Vision Opportunity Master Fund,  317 Madison Avenue, Suite 1220           27-0120759      1,296,772         1,296,772
  LTD                            New York, NY 10017

WS Opportunity Fund              300 Crescent Court, Suite 1111                            273,763           276,763
  International, Ltd.            Dallas, TX 75201
                                 Attn: Joe Worsham

WS Opportunity Fund, L.P.        300 Crescent Court, Suite 1111           75-2901854       158,494           158,494
                                 Dallas, TX 75201
                                 Attn: Joe Worsham

                                                                                          NUMBER OF         NUMBER OF
                                                                           TAX I.D.     ESCROW SHARES     ESCROW SHARES
       NAME OF PURCHASER                         ADDRESS                    NUMBER       FISCAL 2006       FISCAL 2007
       -----------------                         -------                    ------       -----------       -----------

WS Opportunity Fund (QP), L.P.   300 Crescent Court, Suite 1111           75-2943308       108,064           108,064
                                 Dallas, TX 75201
                                 Attn: Joe Worsham

                                                                       EXHIBIT G
                                                                       ---------
                              FINANCIAL STATEMENTS

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED


                        CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31,2005
                                       AND
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                           PAGE

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS                                   1

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                                              2

CONSOLIDATED BALANCE SHEETS                                                  3

CONSOLIDATED STATEMENTS OF OPERATIONS                                        4

CONSOLIDATED STATEMENTS OF EQUITY                                            5

CONSOLIDATED STATEMENTS OF CASH FLOWS                                        6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                   7

CHILD, SULLIVAN & COMPANY


A PROFESSIONAL CORPORATION OF CERTIFIED PUBLIC ACCOUNTANTS
1284 W. FLINT MEADOW DR., SUITE D, KAYSVILLE, UT 84037
PHONE: (801) 927-1337 FAX: (801) 927-1344

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED
Henan Province, People's Republic of China

We have audited the accompanying consolidated balance sheets of HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED and subsidiaries as of March 31, 2005 and December 31, 2004 and 2003, and the related consolidated statements of operations, equity, and cash flows for the three months ended March 31, 2005 and for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED and subsidiaries as of March 31, 2005 and December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for the three months ended March 31, 2005 and for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

Child, Sullivan & Company
Kaysville, Utah
August 8, 2005

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                           CONSOLIDATED BALANCE SHEETS

                                                              March 31,      December 31,      December 31,
                                                            ------------     ------------      ------------
               ASSETS                                           2005             2004              2003
                                                            ------------     ------------      ------------
Current assets
 Cash and cash equivalents                                  $  9,032,855     $  5,204,637      $  6,140,527
 Accounts receivable and other receivables                     9,568,465        7,891,561         2,831,361
 Purchase deposits                                               147,392          124,520           239,410
 Prepaid expenses and deferred charges                           196,775           92,163            19,327
 Inventories                                                   3,148,531        3,143,954         4,467,051

Tax refund receivable                                               --               --             203,532
                                                            ------------     ------------      ------------

Total current assets                                          22,094,018       16,456,835        13,901,208

Property, plant and equipment (net)                           10,267,617       10,072,205         5,804,959

Construction contracts                                         3,915,248        3,936,431         7,034,245
Intangible assets                                              1,691,772        1,701,135           787,843
                                                            ------------     ------------      ------------

Total assets                                                $ 37,968,655     $ 32,166,606      $ 27,528,255
                                                            ============     ============      ============
                    LIABILITIES AND EQUITY

Current liabilities
 Accounts payable and other payables                        $  5,496,678     $  5,334,765      $  4,132,946
 Accrued liabilities                                             611,251          322,842           366,684
 Short term loans payable                                     12,284,184        9,119,552         7,083,649
 Taxes payable                                                   896,918          716,861                --
 Deposits from clients                                           972,990          714,597         1,798,935
 Lone, term loans payable - current portion                    3,308,877        3,308,877         1,044,150
                                                            ------------     ------------      ------------
Total current liabilities                                     23,570,898       19,517,494        14,426,364

Long term loans payable                                        4,329,103        4,329,103         7,637,980
                                                            ------------     ------------      ------------
Total liabilities                                             27,900,001       23,846,597        22,064,344

Minority interest                                                149,532          137,278            49,653

Equity
 Registered capital                                            1,816,425        1,816,425         1,816,425
 Additional paid in capital                                      182,319          182,319           182,319
 Retained earnings                                             7,920,378        6,183,987         3,415,514
                                                            ------------     ------------      ------------

Total equity                                                   9,919,122        8,182,731         5,414,258
                                                            ------------     ------------      ------------

Total liabilities and equity                                $ 37,968,655       32,166,606        27,528,255
                                                            ============     ============      ============

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                         Three months
                                             ended             Year ended
                                           March 31,           December 31,
                                       ------------    ----------------------------
                                            2005           2004            2003
                                            ----           ----            ----
Revenues
 Sales revenues                        $ 14,405,129    $ 42,787,153    $ 29,593,493
 Cost of sales                           11,808,779      36,669,989      26,144,177
                                       ------------    ------------    ------------
   Gross profit                           2,596,350       6,117,164       3,449,316

Operating expenses
 General and administrative expenses        223,649       1,214,365         431,576
 Operating expenses                         365,359       1,844,840       1,281,516
                                       ------------    ------------    ------------
   Total operating expenses                 589,008       3,059,205       1,713,092
                                       ------------    ------------    ------------

Income from operations                    2,007,342       3,057,959       1,736,224

Other income (expense)
 Interest income                             48,905          85,854         237,673
 Other income                                14,674          31,807         283,228
 Allowances income                           38,647         928,302         149,158
 Exchange loss                              (11,173)        (22,554)        (12,512)
 Interest expense                          (349,750)     (1,208,362)       (803,308)
                                       ------------    ------------    ------------
   Total other income (expense)            (258,697)       (184,953)       (145,761)
                                       ------------    ------------    ------------

Net income before taxes                   1,748,645       2,873,006       1,590,463
Provision for income taxes                      --           84,541          57,097
                                       ------------    ------------    ------------
Net income after taxes                    1,748,645       2,788,465       1,533,366
Minority interest                            12,254          19,992          (2,906)
                                       ------------    ------------    ------------

Net income                             $  1,736,391    $  2,768,473    $  1,536,272
                                       ============    ============    ============












                   The accompanying notes are an integral part
                    of the consolidated financial statements

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                        CONSOLIDATED STATEMENTS OF EQUITY

                                                Additional
                                Registered        Paid In        Retained
                                  Capital         Capital        Earnings         Total
                                  -------         -------        --------         -----
Balance at January 1, 2003     $ 1,816,425     $   182,319     $ 1,935,634    $  3,934,378
  Net income for the year             --              --         1,536,272       1,536,272
  Dividends paid                      --              --           (56,392)        (56,392)
                               -----------     -----------     -----------    ------------
Balance December 31, 2003        1,816,425         182,319       3,415,514       5,414,258

  Net income for the year             --              --         2,768,473       2,768,473
                               -----------     -----------     -----------    ------------
Balance December 31, 2004        1,816,425         182,319       6,183,987       8,182,731

  Net income for the period           --              --         1,736,391       1,736,391
                               -----------     -----------     -----------    ------------
Balance March 31, 2005         $ 1,816,425     $   182,319     $ 7,920,378    $  9,919,122
                               ===========     ===========     ===========    ===========











                   The accompanying notes are an integral part
                    of the consolidated financial statements

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       Three months
                                                          ended                   Year ended
                                                         March 31,                December 31,
                                                      -------------     -------------------------------
                                                           2005              2004              2003
                                                      -------------     -------------     -------------
Cash flows from operating activities:
 Net gain                                             $   1,736,391     $   2,768,473     $   1,536,272
 Adjustments to reconcile net gain to
   net cash provided by operations:
   Minority interest                                         12,254            87,625            (2,906)
   Depreciation                                             142,562           415,979           253,003
   Amortization                                               9,363            38,144             5,209
   Provision for allowance for bad debt                          --           267,668            67,669
   Changes in operating assets and liabilities:
     Accounts receivable and other receivables           (1,676,904)       (5,327,868)         (197,213)
     Purchase deposits                                      (22,872)          114,890           754,995
     Prepaid expense and deferred charges                  (104,612)          (72,836)           (5,361)
     Inventories                                             (4,577)        1,323,097        (1,307,000)
     Tax refunds receivable                                      --                --            41,978
     Intangible assets                                           --          (951,436)               --
     Accounts payable and accrued liabilities               161,913         1,201,819         1,703,038
     Accrued liabilities                                    288,409           (43,842)           34,683
     Taxes payable                                          180,057           920,393           (60,166)
     Deposits from clients                                  258,393        (1,084,338)        1,642,985
                                                      -------------     -------------     -------------
 Net cash provided by (used in) operating activities        980,377          (342,232)        4,467,186

Cash flows from investing activities:
 Construction contracts                                      21,183         3,097,814        (5,056,786)
 Additions to fixed assets                                 (337,974)       (4,683,225)       (1,263,830)
                                                      -------------     -------------     -------------
     Net cash used in investing activities                 (316,791)       (1,585,411)       (6,320,616)
                                                      -------------     -------------     -------------
Cash flows from financing activities:
 Proceeds from short term loans                           3,164,632         2,035,903         2,005,833
 Proceeds from long term loans                                 --          (1,044,150)        2,544,449
 Payments of dividends                                         --                --             (56,392)
                                                      -------------     -------------     -------------
     Net cash provided by financing activities            3,164,632           991,753         4,493,890
                                                      -------------     -------------     -------------


 Increase (decrease) in cash and cash equivalents         3,828,218          (935,890)        2,640,460

 Cash and cash equivalents, beginning of period           5,204,637         6,140,527         3,500,067
                                                      -------------     -------------     -------------
 Cash and cash equivalents, end of period             $   9,032,855     $   5,204,637     $   6,140,527
                                                      =============     =============     =============
Supplemental disclosures of cash flow information:
 Cash paid for interest                               $     349,750     $   1,208,362     $     803,308
                                                      =============     =============     =============
Cash paid for income taxes                            $        --       $      84,541     $      57,097
                                                      =============     =============     =============


                  The accompanying notes are an integral part
                    of the consolidated financial statements

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND NATURE OF OPERATIONS

   Henan Zhongpin Food Share Company Limited (the Company) is incorporated in the People's Republic of China (PRC). The Company is headquartered in Henan Province and has its corporate office in Changge City. The Company is principally engaged in the production of pork, pork products and vegetables, and the retail sales of pork, processed pork products, vegetables and other grocery items to customers throughout China and other export countries, either directly or through its subsidiaries (collectively the "Company").

   Details of its subsidiaries are as follows:

                                                       Domicile and Date     Registered       Percentage
   Name                                                of Incorporation        Capital       of Ownership
   ------------------------------------------------------------------------------------------------------
   Henan Zhongpin Industrial Company Limited                The PRC          $ 5,000,000        88.00%
                                                       January 17, 2002

   Henan Zhongpin Import and Export Trading Company         The PRC          $ 4,500,000        88.93%
                                                       August 11, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION

   The consolidated financial statements for 2003 include the financial statements of Henan Zhongpin Food Share Company Limited and Henan Zhongpin Industrial Company Limited. The consolidated financial statements for 2005 and 2004 include the financial statements of Henan Zhongpin Import and Export Trading Company, in addition to those previously listed. All material intercompany accounts and transactions have been eliminated in consolidation.

   The consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. U.S. GAAP differs from that used in the statutory financial statements of the Company, which were prepared in accordance with the relevant accounting principles and financial reporting regulations as established by the Ministry of Finance of the PRC. Certain accounting principles stipulated under U.S. GAAP are not applicable in the PRC.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   BASIS OF PRESENTATION (Continued)

   The Yuan (Renminbi) of the People's Republic of China has been determined to be the functional currency of the Company. There were no material gains or losses recognized as a result of translating foreign currencies to the U.S. dollar due to the stability of the Yuan (Renminbi) currency through March 31, 2005. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

   The balance sheets of the Company and its subsidiaries were translated at year end exchange rates. Expenses were translated at exchange rates in effect during the year, substantially the same as the year end rates. The consistent exchange rate used has been 8.28 RMB per each US dollar.

   MINORITY INTEREST IN SUBSIDIARIES

   The Company records minority interest expense, which reflects the portion of the earnings of Henan Zhongpin Industrial Company Limited at December 31, 2003 and Henan Zhongpin Industrial Company Limited and Henan Zhongpin Import and Export Trading Company at December 31, 2004 and March 31, 2005.

   RESTRICTIONS ON TRANSFER OF ASSETS OUT OF CHINA

   Dividend payments by the Company, are limited by certain statutory regulations in China. No dividends may be paid by the Company without first receiving prior approval from the Foreign Currency Exchange Management Bureau. Dividend payments are restricted to 85% of profits, after tax.

   START-UP COSTS

   The Company in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-up Activities", expenses all start-up and organizational costs as they are incurred.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SIGNIFICANT ESTIMATES

   Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of equipment, accrued liabilities and the useful lives for amortization and depreciation.

   CASH EQUIVALENTS

   The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

   ACCOUNTS RECEIVABLE

   Accounts receivable is stated at cost, net of allowance for doubtful accounts. Based on current practice in the PRC, management provides for an allowance for doubtful accounts equivalent to those accounts that are not collected within one year.

   INVENTORIES

   Inventories are stated at the lower of cost, determined on a weighted average basis, and net realizable value. Work-in-progress and finished goods are composed of direct material, direct labor and an attributable portion of manufacturing overhead. Net realizable value is the estimated selling price, in the ordinary course of business, less estimated costs to complete and dispose.

   LAND USE RIGHTS

   The Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (SFAS 142), effective January 1, 2002. Under SFAS 142, goodwill and indefinite lived intangible assets are not amortized, but are reviewed annually for impairment, or more frequently, if indications of possible impairment exist. The Company has performed the requisite annual transitional impairment tests on intangible assets and made the impairment adjustments as necessary.

   REVENUE RECOGNITION

   The Company recognizes revenue as earned when the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or the services have been rendered; (3) the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   PROPERTY AND EQUIPMENT

   Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", the Company recognizes an "impairment charge" when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

   Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

   Depreciation and amortization are provided for financial reporting purposes primarily on the straight-line method over the estimated useful lives ranging from 5 to 50 years.

   OPERATING LEASES

   Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expense on the straight-line basis over the period of the relevant leases.

   INCOME TAXES

   Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

   The Company recorded income tax expenses of $0, $84,541 and $57,097 for 2005, 2004 and 2003, respectively.

   The Company withholds and pays income taxes on its employees' wages, which funds the Chinese government's sponsored health and retirement programs of all Henan Zhongpin employees. For Henan Zhongpin employees, the Company was obligated to make contributions to the social insurance bureau under the laws of the PRC for pension and retirement benefits.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   REGISTERED CAPITAL

   Companies in the PRC are not held by stock ownership as is the case in the US. Those creating a company register and pay in a given amount of required registered capital at formation of the company, as required by laws in the PRC governing business entity formation.

3. BUSINESS ACQUISITIONS

   The Company started Henan Zhongpin Import and Export Trading Company on August 11, 2004 as a joint venture with Li Jun Wei, an individual, to facilitate the exporting of the Company's goods. The Company owns 88.93% of Henan Zhongpin Import and Export Trading Company.

4. ACCOUNTS RECEIVABLE

   The Company accrued an allowance for bad debts related to its receivables. The receivable and allowance balances at March 31, 2005 and December 31, 2004 and 2003 are as follows:

                                     2005           2004            2003
                                     ----           ----            ----
      Accounts receivable        $ 8,349,059    $  7,470,323    $  1,683,940
      Other receivables            1,691,222         893,054       1,308,079
      Allowances receivable              --              --           43,490
      Allowance for bad debts       (471,816)       (471,816)       (204,148)
                                 -----------    ------------    ------------
                                 $ 9,568,465    $  7,891,561    $  2,831,361
                                 ===========    ============    ============

5. INVENTORIES

   Inventories consist of:

                                    March 31,    December 31,     December 31,
                                      2005           2004            2003
                                      ----           ----            ----
   Raw materials                  $    285,578   $    247,041    $    143,171
   Low value consumables               109,556        104,846          66,659
   Work-in-progress                    190,364        434,667       1,042,155
   Finished goods                    2,583,338      2,377,705       3,215,066
   Provision for loss of pricing       (20,305)       (20,305)             --
                                  ------------   ------------    ------------
   Net inventories                $  3,148,531   $  3,143,954    $  4,467,051
                                  ============   ============    ============

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. PROPERTY AND EQUIPMENT

   Property and equipment at cost consists of:

                                      March 31,     December 31,   December 31,
                                        2005           2004            2003
                                        ----           ----            ----

   Machinery and equipment          $  6,618,095    $  6,311,417   $  3,621,320
   Furniture and office equipment        226,367         221,016        198,680
   Motor vehicles                        211,863         207,270        235,053
   Buildings and land                  4,944,581       4,923,229      2,924,654
      Subtotal                        12,000,906      11,662,932      6,979,707
   Less: accumulated depreciation     (1,733,289)     (1,590,727)    (1,174,748)
                                    ------------    ------------   ------------
   Net property and equipment       $ 10,267,617    $ 10,072,205   $  5,804,959
                                    ============    ============   ============

   Depreciation expense             $    142,562    $    415,979   $    253,003
                                    ============    ============   ============


7. LAND USE RIGHTS

   Land use rights consisted of the following:

                                    March 31,     December 31,      December 31,
                                      2005            2004             2003
                                      ----            ----             ----
   Land use rights               $   1,749,697   $   1,749,697     $    798,261
   Accumulated amortization            (57,925)        (48,562)         (10,418)
                                 -------------   -------------     ------------
                                     1,691,772       1,701,135          787,843
                                 -------------   -------------     ------------
   Accounting Software                  36,068          36,068               --
   Accumulated amortization            (36,068)        (36,068)              --
                                 -------------   -------------     ------------
                                            --              --               --
                                 -------------   -------------     ------------
                                 $   1,691,772   $   1,701,135     $    787,843
                                 =============   =============     ============

   Amortization Expense          $       9,363   $      38,144     $      5,209
                                 =============   =============     ============
8. LOANS PAYABLE

   SHORT TERM LOANS

   Short term loans are due within one year. These loans are secured by the land and plant of the Company, and guaranteed by a related company. These loans bear interest at prevailing lending rates in the PRC ranging from 6.36% to 8.64% per annum.

   LONG TERM LOANS

   A long term loan is secured by the land and plant of the Company, and guaranteed by Henan Zhongpin Industrial Company Limited and bears an interest rate ranging from 4.8% to 7.2% per annum.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8. LOANS PAYABLE (Continued)

   The balance of loans payable were as follows:

                                        March 31,    December 31,   December 31,
                                          2005          2004           2003
                                          ----          ----           ----

   Short Term Loans Payable          $ 12,284,184  $  9,119,552   $  7,083,649
   Long Term Loans Payable              7,637,980     7,637,980      8,682,130
                                     ------------  ------------   ------------
                                     $ 19,922,164  $ 16,757,532   $ 15,765,779
                                     ============  ============   ============


           Long Term Repayment Schedule
   ----------------------------------------------
   Payments due in remainder of 2005  $ 3,308,877
   Payments due in 2006                 1,921,196
   Payments due in 2007                   145,833
   Payments due in 2008                   145,833
   Payments due in 2009                   145,833
   Payments due thereafter              1,970,408
                                      -----------
                                      $ 7,637,980
                                      ===========


9. COMMITMENTS AND CONTINGENCIES

   CONSTRUCTION CONTRACTS

   Construction contracts consisted of:

                                                    March 31,    December 31,  December 31,
   Construction Contract             Completed on      2005         2004          2003
   ---------------------             ------------      ----         ----          ----
   Sewage Construction               October 2004  $        --   $        --   $    22,495
   Industrial Plant                  Summer 2005     3,915,248     3,887,164     7,011,750
   Frozen machinery and store room    March 2005            --        49,267            --
                                                   -----------   -----------   -----------
                                                   $ 3,915,248   $ 3,936,431   $ 7,034,245
                                                   ===========   ===========   ===========

   LEGAL PROCEEDINGS

 From time to time, the Company has disputes that arise in the ordinary course of its business. Currently, according to management, there are no material legal proceedings to which the Company is party of or to which any of their property is subject, that will have a material adverse effect on the Company's financial condition.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. ALLOWANCES INCOME

    "Allowances income" consists of grants from the government of the PRC for the Company's participation in specific programs, such as research and development, import and export, branding, and city maintenance and construction. The Company received allowances income as follows:

                                        Three months
                                            ended          Year ended       Year ended
                                           March 31,      December 31,     December 31,
                                             2005            2004              2003
                                             ----            ----              ----
            Allowances income           $   38,647       $   928,302       $  149,158
                                        ==========       ===========       ==========

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

    Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" ("SFAS 107") requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS No. 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

    As a result of the difficulties presented in the valuation of the loans payable to related entities/parties because of their related party nature, estimating the fair value of these financial instruments is not considered practical. The fair values of all other assets and liabilities do not differ materially from their carrying amounts. None of the financial instruments held are derivative financial instruments and none were acquired or held for trading purposes in 2005, 2004 and 2003.

12. NEW ACCOUNTING PRONOUNCEMENTS

    In May 2004, the Emerging Issues Task Force of the FASB came to a consensus regarding EITF 02-14 "Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock". The consensus of the task force is that the equity method of accounting is to be used for investments in common stock or in-substance common stock, effective for reporting periods beginning after September 15, 2004. The Company currently has no equity investments other than its consolidated subsidiaries. As such, this standard has no application to the Company.

    In November 2004, the FASB issued Statement No. 151, "Inventory Costs". SFAS No. 151 requires that items such as idle facility expense, excessive spoilage double freight, and re-handling costs be recognized as current period charges and that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The statement is effective for fiscal periods beginning after June 15, 2005. The Company believes that the application of SFAS No. 151 will have no significant impact on the financial statements.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. NEW ACCOUNTING PRONOUNCEMENTS (Continued)

    In December 2004, the FASB issued Statement No. 153, "Exchange of Non-Monetary Assets". SFAS No. 153 confirms that exchanges of nonmonetary assets are to be measured based on the fair value of the assets exchanged, except for exchanges of nonmonetary assets that do not have commercial substance. Those transactions are to be measured at entity specific values. The Company believes that the application of SFAS No. 153 will have no significant impact on the financial statements.

    In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment," which amends SFAS No. 123, "Accounting for Stock-Based Compensation." SIAS No. 123, as revised, requires public entities to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. The effective date for the Company is the first reporting period beginning after December 15, 2005. Management expects that the application of SFAS No. 123 (revised 2004) will have no significant impact on the financial statements.

13. SUBSEQUENT EVENTS

    In July 2005, an outbreak of a bacterial infection, termed the swine flu, occurred in pigs as well as pork related products in Sichuan Province, PRC. The bacterial infection led to the deaths of a number of humans in various locales throughout the PRC as well as the culling of portions of the pig herd in Sichuan Province. As of August 2005, the swine flu in China appeared to be under control, up to which time the Company's operations had not been adversely affected by the swine flu outbreak. The Company procures its pigs from suppliers in Henan Province where no outbreak of swine flu had been reported. The Company does not believe that there will be a negative effect on its operating environment.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                   UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


                                                                            PAGE
    REPORT OF INDEPENDENT REGISTERED PUBLIC
    ACCOUNTING FIRM                                                           2

    CONSOLIDATED BALANCE SHEET (UNAUDITED)                                    3

    CONSOLIDATED STATEMENTS OF OPERATIONS
    (UNAUDITED)                                                               4

    CONSOLIDATED STATEMENT OF EQUITY (UNAUDITED)                              5

    CONSOLIDATED STATEMENT OF CASH FLOWS
    (UNAUDITED)                                                               6

    NOTES TO UNAUDITED CONSOLIDATED FINANCIAL
    STATEMENTS                                                                7

Child, Van Wagoner & Bradshaw, PLLC
A PROFESSIONAL LIMITED LIABILITY COMPANY OF CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
1284 W. FLINT MEADOW DR., SUITE D, KAYSVILLE, UT 84037
                                      PHONE: (801) 927-1337  FAX: (801) 927-1344
--------------------------------------------------------------------------------
5296 S. COMMERCE DR., SUITE 300, SALT LAKE CITY, UT 84107
                                      PHONE: (801) 281-4700  FAX: (801) 281-4701
--------------------------------------------------------------------------------



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED
Henan Province, People's Republic of China

We have reviewed the accompanying consolidated balance sheet of HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED as of June 30, 2005, and the related consolidated statements of operations, equity, and cash flows for the six-month period ended June 30, 2005. These interim financial statements are the responsibility of the company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.




Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
January 19, 2006

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                      JUNE 30,
                                                                  ------------
                          ASSETS                                       2005
                                                                  ------------

Current assets
 Cash and cash equivalents                                        $ 13,452,284
 Accounts receivable and other receivables, net of
 allowance of $471,816                                              12,014,049
 Purchase deposits                                                     122,940
 Prepaid expenses and deferred charges                                 220,209
 Inventories, net of allowance of $20,305                            4,203,502
 Tax refund receivable                                                   1,786
                                                                  ------------
Total current assets                                                30,014,770

Property, plant and equipment (net)                                 10,160,172

Construction contracts                                               4,186,780
Intangible assets                                                    1,690,212
                                                                  ------------
Total assets                                                      $ 46,051,934
                                                                  ============

LIABILITIES AND EQUITY

Current liabilities
 Accounts payable and other payables                              $  4,954,137
 Accrued liabilities                                                   412,051
 Short-term loans payable                                           21,012,899
 Taxes payable                                                         670,668
 Deposits from clients                                                 854,231
 Long-term loans payable - current portion                           1,724,626
                                                                  ------------
Total current liabilities                                           29,628,612
Long-term loans payable                                              4,330,779
                                                                  ------------
Total liabilities                                                   33,959,391

Minority interest                                                      352,132

Equity
 Registered capital                                                  1,816,425
 Additional paid in capital                                            182,319
 Retained earnings                                                   9,741,667
                                                                  ------------

Total equity                                                        11,740,411
                                                                  ------------

Total liabilities and equity                                      $ 46,051,934
                                                                  ============

          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                Three months     Six months
                                                   ended           ended
                                                  June 30,        June 30,
                                              -------------      ------------
                                                    2005             2005
                                                    ----             ----
Revenues
 Sales revenues                              $  18,591,118      $ 32,996,247
 Cost of sales                                  15,574,225        27,383,004
                                             -------------      ------------
   Gross profit                                  3,016,893         5,613,243

Operating expenses
 General and administrative expenses               276,520           500,169
 Operating expenses                                327,304           692,663
                                             -------------      ------------
   Total operating expenses                        603,824         1,192,832
                                             -------------      ------------

Income from operations                           2,413,069         4,420,411
Other income (expense)
 Interest income                                    40,364            89,269
 Other expense                                     (17,978)           (3,304)
 Allowances income                                   5,435            44,082
 Exchange loss                                     (31,103)          (42,276)
 Interest expense                                 (458,908)         (808,658)
                                             -------------      ------------
   Total other income (expense)                   (462,190)         (720,887)
                                             -------------      ------------

Net income before taxes                          1,950,879         3,699,524
Provision for income taxes                         122,789           122,789
                                             -------------      ------------
Net income after taxes                           1,828,090         3,576,735
Minority interest in gain                            6,801            19,055
                                             -------------      ------------

Net income                                   $   1,821,289      $  3,557,680
                                             =============      ============






          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                  CONSOLIDATED STATEMENT OF EQUITY (UNAUDITED)

                                                                         Accumulated
                                           Additional                        Other
                             Registered      Paid In        Retained     Comprehensive
                               Capital       Capital        Earnings        Income          Total
                               -------       -------        --------        ------          -----
Balance December 31, 2004   $ 1,816,425   $   182,319     $   6,183,987    $       --   $  8,182,731
Net income for the period            --            --         3,557,680            --      3,557,680
                            -----------   -----------     -------------    ----------    -----------
Balance June 30, 2005       $ 1,816,425   $   182,319     $   9,741,667    $       --    $11,740,411
                            ===========   ===========     =============    ==========    ===========
















          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

                                                                    Six months
                                                                       ended
                                                                     June 30,
                                                                  -------------
                                                                       2005
                                                                  -------------
Cash flows from operating activities:
 Net gain                                                         $   3,557,680
 Adjustments to reconcile net gain to
   net cash provided by operations:
   Minority interest                                                    214,854
   Depreciation                                                         290,522
   Amortization                                                          10,923
   Changes in operating assets and liabilities:
     Accounts receivable and other receivables                       (4,122,488)
     Purchase deposits                                                    1,580
     Prepaid expense and deferred charges                              (128,046)
     Inventories                                                     (1,059,548)
     Tax refunds receivable                                              (1,786)
     Accounts payable and accrued liabilities                          (380,628)
     Accrued liabilities                                                 89,209
     Taxes payable                                                      (46,193)
     Deposits from clients                                              139,634
                                                                  -------------
 Net cash used in operating activities                               (1,434,287)

Cash flows from investing activities:
 Construction contracts                                                (250,349)
 Additions to fixed assets                                             (378,489)
                                                                  -------------
     Net cash used in investing activities                             (628,838)
                                                                  -------------
Cash flows from financing activities:
 Proceeds from short-term loans                                      11,893,347
 Repayments on long-term loans                                       (1,582,575)
                                                                  -------------
   Net cash provided by financing activities                         10,310,772
                                                                  -------------

 Increase in cash and cash equivalents                                8,247,647
 Cash and cash equivalents, beginning of period                       5,204,637
                                                                  -------------
 Cash and cash equivalents, end of period                         $  13,452,284
                                                                  =============
Supplemental disclosures of cash flow information:
 Cash paid for interest                                           $     808,658
                                                                  =============
 Cash paid for income taxes                                       $      36,232
                                                                  =============






          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

   The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 2004.

1. ORGANIZATION AND NATURE OF OPERATIONS

   Henan Zhongpin Food Share Company Limited (the Company) is incorporated in the People's Republic of China (PRC). The Company is headquartered in Henan Province and has its corporate office in Changge City. The Company is principally engaged in the production of pork, pork products and vegetables, and the retail sales of pork, processed pork products, vegetables and other grocery items to customers throughout China and other export countries, either directly or through its subsidiaries (collectively the "Company").

   Details of its subsidiaries are as follows:

                                                       Domicile and Date     Registered          Percentage
   Name                                                of Incorporation        Capital           of Ownership
   ----------------------------------------------------------------------------------------------------------
   Henan  Zhongpin Industrial Company Limited               The PRC         18,000,000 RMB          88.00%
                                                       January 17, 2002

   Henan  Zhongpin Import and Export Trading Company        The PRC         5,060,000 RMB           88.93%
                                                       August 11, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION

   These consolidated financial statements include the accounts of Henan Zhongpin Food Share Company Limited, Henan Zhongpin Industrial Company Limited, and Henan Zhongpin Import and Export Trading Company. All material intercompany accounts and transactions have been eliminated in consolidation.

   The consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   BASIS OF PRESENTATION (Continued)

   U.S. GAAP differs from that used in the statutory financial statements of the Company, which were prepared in accordance with the relevant accounting principles and financial reporting regulations as established by the Ministry of Finance of the PRC. Certain accounting principles stipulated under U.S. GAAP are not applicable in the PRC.

   The Yuan (Renminbi) of the People's Republic of China has been determined to be the functional currency of the Company. There were no material gains or losses recognized as a result of translating foreign currencies to the U.S. dollar due to the stability of the Yuan (Renminbi) currency through June 30, 2005. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

   The balance sheets of the Company and its subsidiaries were translated at period end exchange rates. Revenues and expenses were translated at exchange rates in effect during the period, substantially the same as the period end rates. The consistent exchange rate used has been 8.28 RMB per each US dollar.

   MINORITY INTEREST IN SUBSIDIARIES

   The Company records minority interest expense, which reflects the minority shareholders' portion of the earnings of Henan Zhongpin Industrial Company Limited and Henan Zhongpin Import and Export Trading Company.

   RESTRICTIONS ON TRANSFER OF ASSETS OUT OF CHINA

   Dividend payments by the Company are limited by certain statutory regulations in China. No dividends may be paid by the Company without first receiving prior approval from the Foreign Currency Exchange Management Bureau. Dividend payments are restricted to 85% of profits, after tax.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SIGNIFICANT ESTIMATES

   Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of equipment, accrued liabilities and the useful lives for amortization and depreciation.

   CASH EQUIVALENTS

   The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

   ACCOUNTS RECEIVABLE

   Accounts receivable is stated at cost, net of allowance for doubtful accounts. Based on current practice in the PRC, management provides for an allowance for doubtful accounts equivalent to those accounts that are not collected within one year.

   INVENTORIES

   Inventories are stated at the lower of cost, determined on a weighted average basis, and net realizable value. Work-in-progress and finished goods are composed of direct material, direct labor and an attributable portion of manufacturing overhead. Net realizable value is the estimated selling price, in the ordinary course of business, less estimated costs to complete and dispose.

   LAND USE RIGHTS

   The Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (SFAS 142), effective January 1, 2002. Under SFAS 142 goodwill and indefinite lived intangible assets are not amortized, but are reviewed annually for impairment, or more frequently, if indications of possible impairment exist. The Company has performed the requisite annual transitional impairment tests on intangible assets and made the impairment adjustments as necessary.

   REVENUE RECOGNITION

   The Company recognizes revenue as earned when the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or the services have been rendered; (3) the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   PROPERTY AND EQUIPMENT

   Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", the Company recognizes an "impairment charge" when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

   Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

   Depreciation and amortization are provided for financial reporting purposes primarily on the straight-line method over the estimated useful lives ranging from 5 to 50 years.

   OPERATING LEASES

   Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expense on the straight-line basis over the period of the relevant leases.

   INCOME TAXES

   Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

   The Company withholds and pays income taxes on its employees' wages, which funds the Chinese government's sponsored health and retirement programs of all Henan Zhongpin employees. For Henan Zhongpin employees, the Company was obligated to make contributions to the social insurance bureau under the laws of the PRC for pension and retirement benefits.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   REGISTERED CAPITAL

   Companies in the PRC are not held by stock ownership as is the case in the US. Those creating a company register and pay in a given amount of required registered capital at formation of the company, as required by laws in the PRC governing business entity formation.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


                                                                            PAGE
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                                               2

CONSOLIDATED BALANCE SHEET (UNAUDITED)                                        3

CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (UNAUDITED)                                              4

CONSOLIDATED STATEMENT OF EQUITY (UNAUDITED)                                  5

CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)                                                                   6

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL
STATEMENTS                                                                    7

Child, Van Wagoner & Bradshaw, PLLC
A PROFESSIONAL LIMITED LIABILITY COMPANY OF CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
1284 W. FLINT MEADOW DR., SUITE D, KAYSVILLE, UT 84037
                                      PHONE: (801) 927-1337  FAX: (801) 927-1344
--------------------------------------------------------------------------------
5296 S. COMMERCE DR., SUITE 300, SALT LAKE CITY, UT 84107
                                      PHONE: (801) 281-4700  FAX: (801) 281-4701
--------------------------------------------------------------------------------


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED
Henan Province, People's Republic of China

We have reviewed the accompanying consolidated balance sheet of HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED as of September 30, 2005, and the related consolidated statements of operations and comprehensive income, equity, and cash flows for the nine-month period ended September 30, 2005. These interim financial statements are the responsibility of the company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.




Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
January 19, 2006

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                   SEPTEMBER 30,
                                                                  --------------
                                ASSETS                                 2005
                                                                  --------------
Current assets
 Cash and cash equivalents                                        $   17,377,991
 Accounts receivable and other receivables, net of allowance of
 $471,816                                                             12,499,999
 Purchase deposits                                                       151,194
 Prepaid expenses and deferred charges                                   238,763
 Inventories, net of allowance of $20,305                              5,906,100
 Tax refund receivable                                                    18,985
                                                                  --------------
Total current assets                                                  36,193,032

Property, plant and equipment (net)                                   10,276,255

Construction contracts                                                 5,924,057
Intangible assets                                                      1,754,423
                                                                  --------------

Total assets                                                      $   54,147,767
                                                                  ==============
                             LIABILITIES AND EQUITY

Current liabilities
 Accounts payable and other payables                              $    4,689,379
 Accrued liabilities                                                   3,187,523
 Short-term loans payable                                             25,209,629
 Taxes payable                                                           820,391
 Deposits from clients                                                 1,010,132
 Long-term loans payable - current portion                               690,112
                                                                  --------------
Total current liabilities                                             35,607,166

Long-term loans payable                                                4,427,018
                                                                  --------------

Total liabilities                                                     40,034,184

Minority interest                                                        357,090

Equity
 Registered capital                                                    1,816,425
 Additional paid in capital                                              182,319
 Retained earnings                                                    11,503,033
 Accumulated other comprehensive income                                  254,716
                                                                  --------------
Total equity                                                          13,756,493
                                                                  --------------

Total liabilities and equity                                      $   54,147,767
                                                                  ==============

          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                   HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

 CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

                                             THREE MONTHS          NINE MONTHS
                                               ENDED                  ENDED
                                            SEPTEMBER 30,         SEPTEMBER 30,
                                            ------------          ------------
                                                2005                  2005
                                                ----                  ----

Revenues
 Sales revenues                             $ 18,188,425          $ 51,184,672
 Cost of sales                                15,300,514            42,683,518
                                            ------------          ------------
   Gross profit                                2,887,911             8,501,154

Operating expenses
 General and administrative expenses             297,373               797,542
 Operating expenses                              401,293             1,093,956
                                            ------------          ------------
   Total operating expenses                      698,666             1,891,498
                                            ------------          ------------

Income from operations                         2,189,245             6,609,656

Other income (expense)
 Interest income                                  62,725               151,994
 Other expense                                   (46,852)              (50,156)
 Allowances income                                 2,438                46,520
 Exchange loss                                        --               (42,276)
 Interest expense                               (386,734)           (1,195,392)
                                            ------------          ------------
   Total other income (expense)                 (368,423)           (1,089,310)
                                            ------------          ------------

Net income before taxes                        1,820,822             5,520,346
Provision for income taxes                        54,498               177,287
                                            ------------          ------------

Net income after taxes                         1,766,324             5,343,059
Minority interest in gain                          4,958                24,013
                                            ------------          ------------

Net income                                  $  1,761,366          $  5,319,046
                                            ============          ============

Foreign currency translation adjustment          254,716               254,716
                                            ------------          ------------
Comprehensive income                        $  2,016,082          $  5,573,762
                                            ============          ============







          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                  CONSOLIDATED STATEMENT OF EQUITY (UNAUDITED)

                                                                           Accumulated
                                             Additional                       Other
                               Registered      Paid In        Retained    Comprehensive
                                 Capital       Capital        Earnings        Income           Total
                                 -------       -------        --------        ------           -----
Balance December 31, 2004     $  1,816,425   $   182,319    $  6,183,987   $        --      $  8,182,731

  Net income for the period             --            --       5,319,046        254,716        5,573,762
                              ------------   -----------    ------------   ------------     ------------
Balance September 30, 2005    $  1,816,425   $   182,319    $ 11,503,033   $    254,716     $ 13,756,493
                              ============   ===========    ============   ============     ============








          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

                                                              Nine months
                                                                 ended
                                                              September 30,
                                                              -------------
                                                                  2005
                                                              -------------
Cash flows from operating activities:
 Net gain                                                    $  5,319,046
 Adjustments to reconcile net gain to
   net cash provided by operations:
   Minority interest                                              219,812
   Depreciation                                                   453,933
   Amortization                                                    30,055
   Changes in operating assets and liabilities:
     Accounts receivable and other receivables                 (4,608,438)
     Purchase deposits                                            (26,674)
     Prepaid expense and deferred charges                        (146,600)
     Inventories                                               (2,762,146)
     Tax refunds receivable                                       (18,985)
     Accounts payable and accrued liabilities                    (645,386)
     Accrued liabilities                                        2,864,681
     Taxes payable                                                103,530
     Deposits from clients                                        295,535
                                                             ------------
 Net cash provided by operating activities                      1,078,363

Cash flows from investing activities:
  Construction contracts                                       (1,987,626)
  Additions to fixed assets                                      (741,326)
                                                             ------------
     Net cash used in investing activities                     (2,728,952)
                                                             ------------
Cash flows from  financing activities:
  Proceeds from short-term loans                               16,090,077
  Repayments on long-term loans                                (2,520,850)
                                                             ------------
     Net cash provided by financing activities                 13,569,227
                                                             ------------

 Increase in cash and cash equivalents                         11,918,638

 Effect of rate changes on cash                                   254,716

 Cash and cash equivalents, beginning of period                 5,204,637
                                                             ------------
 Cash and cash equivalents, end of period                    $ 17,377,991
                                                             ============

Supplemental disclosures of cash flow information:
 Cash paid for interest                                      $  1,195,392
                                                             ============
 Cash paid for income taxes                                  $     85,689
                                                             ============


          The notes are an integral part of the unaudited consolidated financial statements.
       See Review Report of Independent Registered Public Accounting Firm.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

   The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 2004.

1. ORGANIZATION AND NATURE OF OPERATIONS

   Henan Zhongpin Food Share Company Limited (the Company) is incorporated in the People's Republic of China (PRC). The Company is headquartered in Henan Province and has its corporate office in Changge City. The Company is principally engaged in the production of pork, pork products and vegetables, and the retail sales of pork, processed pork products, vegetables and other grocery items to customers throughout China and other export countries, either directly or through its subsidiaries (collectively the "Company").

   Details of its subsidiaries are as follows:

                                                       DOMICILE AND DATE     REGISTERED          PERCENTAGE
   NAME                                                OF INCORPORATION        CAPITAL           OF OWNERSHIP
   ----------------------------------------------------------------------------------------------------------
   Henan Zhongpin Industrial Company Limited                The PRC         18,000,000 RMB          88.00%
                                                       January 17, 2002

   Henan Zhongpin Import and Export Trading Company         The PRC         5,060,000 RMB           88.93%
                                                       August 11, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION

   These consolidated financial statements include the accounts of Henan Zhongpin Food Share Company Limited, Henan Zhongpin Industrial Company Limited, and Henan Zhongpin Import and Export Trading Company. All material intercompany accounts and transactions have been eliminated in consolidation.

   The consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   BASIS OF PRESENTATION (Continued)

   U.S. GAAP differs from that used in the statutory financial statements of the Company, which were prepared in accordance with the relevant accounting principles and financial reporting regulations as established by the Ministry of Finance of the PRC. Certain accounting principles stipulated under U.S. GAAP are not applicable in the PRC.

   The accompanying consolidated financial statements are presented in United States (US) dollars. The functional currency is the Yuan Renminbi (RMB) of the People's Republic of China. The consolidated financial statements are translated into US dollars from RMB at period-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

   RMB is not freely convertible into the currency of other nations. All such exchange transactions must take place through authorized institutions. There is no guarantee the RMB amounts could have been, or could be, converted into US dollars at rates used in translation.

   MINORITY INTEREST IN SUBSIDIARIES

   The Company records minority interest expense, which reflects the minority shareholders' portion of the earnings of Henan Zhongpin Industrial Company Limited and Henan Zhongpin Import and Export Trading Company.

   RESTRICTIONS ON TRANSFER OF ASSETS OUT OF CHINA

   Dividend payments by the Company are limited by certain statutory regulations in China. No dividends may be paid by the Company without first receiving prior approval from the Foreign Currency Exchange Management Bureau. Dividend payments are restricted to 85% of profits, after tax.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SIGNIFICANT ESTIMATES

   Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of equipment, accrued liabilities and the useful lives for amortization and depreciation.

   CASH EQUIVALENTS

   The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

   ACCOUNTS RECEIVABLE

   Accounts receivable is stated at cost, net of allowance for doubtful accounts. Based on current practice in the PRC, management provides for an allowance for doubtful accounts equivalent to those accounts that are not collected within one year.

   INVENTORIES

   Inventories are stated at the lower of cost, determined on a weighted average basis, and net realizable value. Work-in-progress and finished goods are composed of direct material, direct labor and an attributable portion of manufacturing overhead. Net realizable value is the estimated selling price, in the ordinary course of business, less estimated costs to complete and dispose.

   LAND USE RIGHTS

   The Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (SFAS 142), effective January 1 2002. Under SFAS 142, goodwill and indefinite lived intangible assets are not amortized, but are reviewed annually for impairment, or more frequently, if indications of possible impairment exist. The Company has performed the requisite annual transitional impairment tests on intangible assets and made the impairment adjustments as necessary.

   REVENUE RECOGNITION

   The Company recognizes revenue as earned when the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or the services have been rendered; (3) the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   PROPERTY AND EQUIPMENT

   Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", the Company recognizes an "impairment charge" when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

   Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

   Depreciation and amortization are provided for financial reporting purposes primarily on the straight-line method over the estimated useful lives ranging from 5 to 50 years.

   OPERATING LEASES

   Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expense on the straight-line basis over the period of the relevant leases.

   INCOME TAXES

   Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

   The Company withholds and pays income taxes on its employees' wages, which funds the Chinese government's sponsored health and retirement programs of all Henan Zhongpin employees. For Henan Zhongpin employees, the Company was obligated to make contributions to the social insurance bureau under the laws of the PRC for pension and retirement benefits.

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   REGISTERED CAPITAL

   Companies in the PRC are not held by stock ownership as is the case in the US. Those creating a company register and pay in a given amount of required registered capital at formation of the company, as required by laws in the PRC governing business entity formation.

                                                                       EXHIBIT H

                     FORM OF PURCHASE PRICE ESCROW AGREEMENT

                                                                  EXECUTION COPY

                                ESCROW AGREEMENT

     AGREEMENT dated as of this 30th day of January, 2006, among, STRONG TECHNICAL INC., a Delaware corporation, having an address c/o Henan Zhongpin Food Share Co., Ltd., 21 Changshe Road, Changee City, Henan Province, The People's Republic of China (the "Company"), TN CAPITAL EQUITIES, LTD., a Delaware corporation, having an address at 350 Madison Avenue, 8th Floor, New York, New York 10017 (the "Placement Agent"), and LAW DEBENTURE TRUST COMPANY OF NEW YORK, a New York banking corporation, having offices at 767 Third Avenue, 31st Floor, New York, New York 10017, as escrow agent (the "Escrow Agent").

                                   WITNESSETH
                                   ----------

     WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") among the Company, Falcon Link Investment Limited and the purchasers named therein (the "Investors"), the Company has agreed to sell to the Investors for an aggregate purchase price of $27,600,000 its Series A Convertible Preferred Stock and warrants to purchase its common stock, each in the amounts set forth therein;

     WHEREAS, the Company desires to establish a non-interest bearing escrow account with the Escrow Agent into which the purchase price for the securities to be issued pursuant to the Purchase Agreement will be deposited by the Investors to be held and distributed in accordance with the terms and conditions set forth herein, and the Escrow Agent is willing to establish such an account and to accept such funds in accordance with the terms hereinafter set forth;

     WHEREAS, the Company represents and warrants to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent's duties will include anything other than those duties stated in this Agreement.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

     1. DELIVERY OF ESCROW FUNDS

          (a) The Escrow Agent shall receive money directly from the Investors from time to time by means of check made payable to the order of "Law Debenture Trust Company of New York, as Escrow Agent for Strong Technical Inc.", or wire transfer. If by wire transfer, money shall be wired to Law Debenture Trust Company of New York, 767 Third Avenue, 31st Floor, New York, New York 10017, Citibank, N.A., ABA Number 021000089, Law Debenture Trust Company Collection Account, Account No. 27633756, Reference: Strong Technical Inc. Escrow. All such money shall be deposited into an account at Law Debenture Trust Company of New York entitled "Strong Technical Inc. Escrow Account" (the "Escrow Account").

          (b) The collected funds deposited into the Escrow Account are hereinafter referred to as the "Escrow Funds".

          (c) The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to notify the Company and the Placement Agent.

          (d) The Escrow Agent shall confirm in writing to the Company and the Placement Agent each deposit received by it pursuant to this Section 1 and the amount of each such deposit.

          (e) The Escrow Agent shall invest the Escrow Funds in the Goldman Sachs Financial Square Prime Obligations Fund, Service Class. Any income received by the Escrow Agent on investment of the Escrow Funds will be distributed in accordance with the written instructions signed by the Company and the Placement Agent and delivered to the Escrow Agent. The Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement. Uninvested funds held hereunder shall not earn or accrue interest. The Company and the Placement Agent acknowledge that the fund investment advisor, custodian, distributor and other service providers as described in the prospectus previously provided to them in connection with this Agreement are not affiliates of the Escrow Agent, and investment in the fund includes approval of the fund's fees and expenses as detailed in the prospectus, including advisory and custodial fees and shareholder service expenses (which may be so called 12b-1 shareholder service fees), which fees and expenses are paid to the investment advisor or the Escrow Agent as the case may be. The shares of the funds are not deposits or obligations of, or guaranteed by, any bank or the Escrow Agent, or any of its affiliates, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The investment in the fund involves investment risk, including possible loss of principal.

          (f) The Placement Agent hereby agrees to allow the Company to instruct the Escrow Agent in matters pertaining to this Agreement, so long as such instructions are made in writing, signed by an authorized person as designated in Exhibit B, and contain the signature and/or acknowledgement of the Placement Agent.

     2. RELEASE OF ESCROW FUNDS. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

          (a) Funds on deposit in the Escrow Account shall be withdrawn by the Escrow Agent and transferred only in accordance with this Section 2.

          (b) At any time following the deposit of at least $20 million into the Escrow Account pursuant to Section 1 hereof, the Company and the Placement Agent may jointly deliver to the Escrow Agent a written direction substantially in the form of Exhibit A attached hereto, directing the Escrow Agent to release funds from the Escrow Account. The Escrow Agent shall be entitled to rely, exclusively, on any representation made by the Company and the Placement Agent in relation to the release of funds from the Escrow Account, and shall release funds from the Escrow Account from time to time as directed in any such joint written direction from the Company and the Placement Agent.

          (c) The Escrow Agent shall not be required to pay any uncollected funds or any funds which are not available for withdrawal.

          (d) Notwithstanding the provisions of Section 2(b) hereof, if at least $20 million shall not have been deposited into the Escrow Account on or before February 3, 2006, the Escrow Agent shall return to each Investor all funds deposited into the Escrow Account by such Investor. All such funds shall be sent by wire transfer to such accounts as the Placement Agent shall direct the Escrow Agent in writing.

     3. ACCEPTANCE B THE ESCROW AGENT. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

          (a) The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Company and the Placement Agent to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act on behalf of the Company and the Placement Agent are stated in Exhibit B, which is attached hereto and made a part hereof.

          (b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in deference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          (c) The Company agrees to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or actual out-of-pocket expenses (including but not limited to reasonable attorney's fees) claimed against or incurred by the Escrow Agent arising out of or related, directly or indirectly, to this Agreement, unless caused by the Escrow Agent's willful misconduct or gross negligence.

          (d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by (i) a final non-appealable order of a court of competent jurisdiction, or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Funds, in which event the Escrow Agent shall disburse the Escrow Funds in accordance with such order or agreement.

          (e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than the Escrow Agent's obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be (i) to accept checks and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the Escrow Account, (ii) to notify the Company and the Placement Agent of its receipt of funds and of its receipt of checks returned unpaid, and (iii) to disburse or refrain from disbursing the Escrow Funds in accordance with Section 2 hereof, PROVIDED THAT the checks received by the Escrow Agent have been collected and are available for withdrawal.

     4. RESIGNATION AND TERMINATION OF THE ESCROW

          (a) RESIGNATION. The Escrow Agent may resign at any time by giving 30 days' written notice of such resignation to the Company and the Placement Agent. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds which it has received as of the date on which it provided the notice of resignation as depositary. In such event, the Escrow Agent shall not take any action until the Company and the Placement Agent have designated a banking corporation, trust company, attorney or other person as successor (the "Successor Escrow Agent"). Upon receipt of such written instructions signed by the Company and the Placement Agent, the Escrow Agent shall promptly deliver the Escrow Funds, net of any outstanding charges, to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a Successor Escrow Agent. In either case provided for in this Section 4, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and all income earned thereon.

          (b) TERMINATION. The Company may, with the written consent of the Placement Agent, terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect. In the event of such termination, the Company and the Placement Agent shall, within 30 days of such notice, appoint a Successor Escrow Agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and the Placement Agent turn over to such Successor Escrow Agent all of the Escrow Funds; PROVIDED, HOWEVER, that if the Company and the Placement Agent fail to appoint a Successor Escrow Agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the Successor Escrow Agent shall become the Escrow Agent hereunder and shall be bound by all of the provisions hereof and the original Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

          5. NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be duly given when received by hand delivery, by facsimile (when confirmed by return facsimile) followed by first-class mail, by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested to the addresses set forth below:

     If to the Company:

          Strong  Technical  Inc.

          c/o Henan Zhongpin Food Share Co., Ltd.
          21 Changshe Road
          Changge City, Henan Province
          The People's Republic of China
          Attention: Chief Executive Officer
          Telecopier: 011 (86) 0374-6227818
          Telephone: 011 (86) 0374-6226366

     If to the Placement Agent:

          TN Capital Equities, Ltd.
          350 Madison Avenue, 8th Floor
          New York, New York 10017
          Attention: John F. Steinmetz
          Telephone: (212) 381-7390
          Telecopy: (212) 381-7399

     If to the Escrow Agent:

          Law Debenture Trust Company of New York
          767 Third Avenue, 31st Floor
          New York, New York 10017
          Attention: Adam Berman
          Telephone: (212) 750-6474
          Telecopy:(212) 750-1361

     6. GENERAL

          (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State.

          (b) This Agreement, together with the Annex and Exhibits annexed hereto, sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

          (c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefits of and be enforceable by, the parties hereto.

          (d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instance shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

          (e) If any provision included in this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

          (f) This Agreement may be executed in several counterparts or by separate instruments and all of such counter parts and instruments shall constitute one agreement, binding on all of the parties hereto.

          (g) Each Investor is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

     7. FEES. At the time the Escrow Account is opened, the Company shall pay the Escrow Agent the fees stated in Exhibit C, attached hereto. The Company agrees to pay the Escrow Agent any reasonable fees, expenses, and charges that may occur in connection with the administration of the Escrow Account, including the reasonable fees and expenses of the Escrow Agent's counsel or agents. If said fees are not paid, the Escrow Agent may deduct monies from the Escrow Account to pay said fees.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

                                        STRONG TECHNICAL INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TN CAPITAL EQUITIES, LTD.

                                        By:
                                           -------------------------------------
                                           Name: John F. Steinmetz
                                           Title: Chief Executive Officer

                                        LAW DEBENTURE TRUST COMPANY OF
                                          NEW YORK, AS ESCROW AGENT

                                        By:
                                           -------------------------------------
                                           Name: Adam Berman
                                           Title: Vice President

                                                                       EXHIBIT A

                                                     _______________  ___, 2006

Law Debenture Trust Company of New York
767 Third Avenue, 31st Floor
New York, New York 10017
Attn: Adam Berman
Fax: 212-750-1361

To Whom It May Concern:

     In accordance with the terms of Section 2 of that certain Escrow Agreement dated as of January 30, 2006 (the "Escrow Agreement") among Strong Technical Inc. (the "Company"), TN Capital Equities, Ltd. (the "Placement Agent") and Law Debenture Trust Company of New York, as escrow agent (the "Escrow Agent"), the Company and the Placement Agent hereby direct the Escrow Agent to release funds in the amount of $____ to ____ by wire transfer in immediately available funds to the following account: [Wire Transfer Instructions].

                                        STRONG TECHNICAL INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        TN CAPITAL EQUITIES, LTD.

                                        By:
                                           -------------------------------------
                                           Name: John F. Steinmetz
                                           Title: Chief Executive Officer

                                                                       EXHIBIT B

          In connection with the Escrow Agreement dated as of January 30, 2006 among Strong Technical Inc., TN Capital Equities, Ltd., as the Placement Agent, and Law Debenture Trust Company of New York, as Escrow Agent, the Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following authorized representatives on behalf of Strong Technical Inc. and TN Capital Equities, Ltd.:

 STRONG TECHNICAL INC.


-------------------------------         ----------------------------------------
Name:                                   True Signature

TN CAPITAL EQUITIES, LTD.


-------------------------------         ----------------------------------------
Name: John F. Steinmetz                 True Signature

                                                                       EXHIBIT C


Acceptance fee: ................................................... $0
Administration fee: ............................................... $2,500.00
Transaction fees: ................................................. Waived
Legal Fees: ....................................................... At cost, if applicable


     The acceptance and administration fees are due and payable upon execution of the Agreement. The administration fee is due and payable upon each anniversary of the date of the Agreement hereafter until termination of the Agreement.

     Any legal fees incurred with this Agreement are due upon receipt of our counsel's invoice.

                                                                       EXHIBIT I

                        FORM OF CONSENTS TO JURISDICTION

                            CONSENT TO JURISDICTION

The undersigned, Henan Zhongpin Food Co., Ltd., a corporation organized under the laws of the People's Republic of China ("PRC"), as a condition to closing for the sale of securities by Strong Technical Inc. (the "Company"), a Delaware corporation and an affiliate of the undersigned, hereby consents to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan, The City of New York, United States and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company, Falcon Link Investment Limited and the purchasers listed therein (the "Purchase Agreement").

The undersigned irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with the Purchase Agreement or any of the other Transaction Documents in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The undersigned agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the undersigned, to the extent it is subject thereto, and may be enforced in any court to the jurisdiction of which the undersigned is subject by a suit upon such judgment. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with the Purchase Agreement or any of the other Transaction Documents may be instituted in any other court of competent jurisdiction.

The undersigned further agrees to be subject to the provisions of Section 8.2 of the Purchase Agreement with respect to any suit, action, or proceeding that may be brought against it in connection with the Purchase Agreement or any of the other Transaction Documents.

Dated: January 30, 2006


HENAN ZHONGPIN FOOD CO., LTD.



By:
   ----------------------
   Name:
   Title:

                             CONSENT TO JURISDICTION

The undersigned, Henan Zhongpin Food Share Co., Ltd., a corporation organized under the laws of the People's Republic of China ("PRC"), as a condition to closing for the sale of securities by Strong Technical Inc. (the "Company"), a Delaware corporation and an affiliate of the undersigned, hereby consents to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company, Falcon Link Investment Limited and the purchasers listed therein (the "Purchase Agreement").

The undersigned irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with the Purchase Agreement or any of the other Transaction Documents in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The undersigned agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the undersigned, to the extent it is subject thereto, and may be enforced in any court to the jurisdiction of which the undersigned is subject by a suit upon such judgment. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with the Purchase Agreement or any of the other Transaction Documents may be instituted in any other court of competent jurisdiction.

The undersigned further agrees to be subject to the provisions of Section 8.2 of the Purchase Agreement with respect to any suit, action, or proceeding that may be brought against it in connection with the Purchase Agreement or any of the other Transaction Documents.

Dated: January 30, 2006


HENAN ZHONGPIN FOOD SHARE CO., LTD.

By:
   -----------------------
   Name:
   Title:

                             CONSENT TO JURISDICTION

The undersigned, Henan Zhongpin Industry Co., Ltd., a corporation organized under the laws of the People's Republic of China ("PRC"), as a condition to closing for the sale of securities by Strong Technical Inc. (the "Company"), a Delaware corporation and an affiliate of the undersigned, hereby consents to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company, Falcon Link Investment Limited and the purchasers listed therein (the "Purchase Agreement").

The undersigned irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with the Purchase Agreement or any of the other Transaction Documents in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The undersigned agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the undersigned, to the extent it is subject thereto, and may be enforced in any court to the jurisdiction of which the undersigned is subject by a suit upon such judgment. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with the Purchase Agreement or any of the other Transaction Documents may be instituted in any other court of competent jurisdiction.

The undersigned further agrees to be subject to the provisions of Section 8.2 of the Purchase Agreement with respect to any suit, action, or proceeding that may be brought against it in connection with the Purchase Agreement or any of the other Transaction Documents.

Dated: January 30, 2006


HENAN ZHONGPIN INDUSTRY CO., LTD.

By:
   ---------------
   Name:
   Title:

                             CONSENT TO JURISDICTION

The undersigned, Henan Zhongpin Imports and Exports Co., Ltd., a corporation organized under the laws of the People's Republic of China ("PRC"), as a condition to closing for the sale of securities by Strong Technical Inc. (the "Company"), a Delaware corporation and an affiliate of the undersigned, hereby consents to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company, Falcon Link Investment Limited and the purchasers listed therein (the "Purchase Agreement").

The undersigned irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with the Purchase Agreement or any of the other Transaction Documents in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The undersigned agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the undersigned, to the extent it is subject thereto, and may be enforced in any court to the jurisdiction of which the undersigned is subject by a suit upon such judgment. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with the Purchase Agreement or any of the other Transaction Documents may be instituted in any other court of competent jurisdiction.

The undersigned further agrees to be subject to the provisions of Section 8.2 of the Purchase Agreement with respect to any suit, action, or proceeding that may be brought against it in connection with the Purchase Agreement or any of the other Transaction Documents.

 Dated: January 30, 2006


HENAN ZHONGPIN IMPORTS AND EXPORTS TRADE CO., LTD.

By:
   -----------------------
   Name:
   Title:

                                                                       EXHIBIT J

                            FORM OF LOCK-UP AGREEMENT

                                                January 30, 2006



To the Purchasers under
  the Securities Purchase Agreement
  referred to herein


          Re: STRONG TECHNICAL INC.

 Dear Sir and Madam:

     Reference is made to the Securities Purchase Agreement dated as of January 30, 2006 (the "Purchase Agreement") among Strong Technical Inc. (the "Company"), Falcon Link Investment Limited and the Purchasers named therein. Terms used but not defined herein shall have the respective meanings set forth in the Purchase Agreement. In order to induce the Purchasers to enter into the Purchase Agreement and to purchase the Shares and Warrants as provided therein, the undersigned hereby agrees with the Purchaser that:

     1. Until  twelve (12)  months  after the date  the  registration  statement referred to in Section 2.1 of the Registration Rights Agreement (the "Registration Statement") is declared effective by the Commission (the "Effective Date"), the undersigned securityholder will, without the prior written consent of the holders of at least 50% of the outstanding Shares:

          (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly (including by way of swap, pledge or other derivative transactions), or announce the offering of, any shares of Common Stock of the Company owned by the undersigned on the date hereof, pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or otherwise; provided, however, that gifts or sales or other dispositions exempt from registration pursuant to
Section 4(2) of the Act of securities may be made upon the condition that the transferees thereof agree with the Purchasers in writing to be bound by the foregoing restriction with respect to the securities covered by such gifts or sales or other dispositions in like manner as it applies to the undersigned; or

          (ii) exercise any registration rights relating to any securities of the Company; and

     2. So long as the number of shares of Common Stock issuable upon conversion of the outstanding Shares is greater than 10% of the Company's total issued and outstanding shares of Common Stock on a fully diluted basis, the undersigned securityholder will vote all of the of the voting securities of the Company owned by the undersigned securityholder in favor of the election of the designee, if any, of the holders of the Shares (which designee may change from time to time) to the Company's Board of Directors.

     3. The undersigned securityholder hereby represents and warrants that the undersigned securityholder does not beneficially own or otherwise have the right to receive any shares of Common Stock, or any economic interest therein or derivative therefrom, other than those shares of Common Stock specified on the signature page to this Agreement.

     4. The undersigned securityholder and the Company each acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by the Purchasers and their successors and assigns. Accordingly, the parties understand and agrees that any Purchaser shall have the right to seek any one or more remedies for any act in contravention of this Agreement including obtaining injunctive relief and monetary damages against any one or more of the parties hereto.

     5. Each party hereto shall notify the other and the Purchasers in writing of any breach or purported breach of this Agreement known to such party.

                                          Very truly yours,

                                          SECURITYHOLDER:

                                          --------------------------------------
                                          Name:

                                          Address: c/o Henan Zhongpin,
                                                   21 Changshe Road, Changge.
                                                   Henan Province, P.R.C.
                                          Telephone: 0 11 86 (374) 621-6633
NOTICES FOR SERVICE OF PROCESS
IN THE U.S.:
c/o of Deheng Chen Chan, LLC              Date: January 30, 2006
225 Broadway Suite, 1910
New York, NY 10007
Telephone: 1(212) 608-6500                 Number of shares of Common Stock
Attn: Xiaomin Chen                         beneficially owned:
                                                              ------------------
                                          STRONG TECHNICAL, INC.

                                          By:
                                             -----------------------------------
                                             Name: Xianfu Zhu
                                             Title: CEO/Chairman


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